Exhibit 10(b)

Wells Fargo Bonus Plan

The Plan is effective January 1, 2022 and replaces all previous versions of the Wells Fargo Bonus Plan.

© 2021 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.

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I.Purpose of the Plan

The Wells Fargo Bonus Plan (the “Plan”) is a discretionary annual incentive plan focused on employee performance, appropriate risk management, and business outcomes and is aligned with Wells Fargo’s Expectations and compensation principles: Pay for performance; Promote effective risk management; Attract and retain talent.

Awards paid out under the Plan are not included when calculating any benefits and/or payments based on salary. Awards are also not a component of salary or other compensation due to the Participant at the end of the Participant’s employment with Wells Fargo. An Award under this Plan is not guaranteed, and payment of an Award for one Plan Year does not guarantee the payment of an Award in any subsequent Plan Year. In addition, Awards may be eliminated or reduced at the discretion of Wells Fargo, regardless of Participant eligibility.

The Country Appendix included in this document addresses regulatory or country-specific requirements. To the extent a Participant works for a Wells Fargo entity in a jurisdiction covered by the Country Appendix, or otherwise is subject to additional remuneration requirements in accordance with applicable local laws and regulations, the provisions described in the Country Appendix or any supplemental document referred to therein shall govern the application of the applicable Plan provisions to the Participant. For the avoidance of doubt, references to “Country Appendix” in this Plan include supplemental documents referred to in the Country Appendix.
II.Definitions

Term/Acronym	Definition
Applicable Laws and Policies	All rules, laws, guidance, regulations and all enterprise and business-specific corporate policies and procedures (including “Related Information” and documents referenced in the policies), applicable to the Participants as a Wells Fargo employee and/or the performance of the Participant’s job duties in the Participant’s Wells Fargo position.
Award	Any incentive compensation provided under the Plan.
Award Payment Date	Calendar date on which payroll initiates delivery of the Award to a Participant.
Cause (Definition applicable only to International Participants.)	For purposes of Section VII, B, c, “Terminations – International Participants,” Cause includes, but is not limited to, the termination of the Participant’s employment where such termination involved one or more of the following grounds (unless the term Cause is otherwise replaced by a country-specific definition in the Country Appendix):

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Term/Acronym	Definition

(a) the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after written notification by the Company or an affiliated company, and the failure of the Participant within thirty (30) calendar days of such notification to correct such breach, failure or refusal (other than failure by reason of incapacity due to physical or mental illness); or
(b) the commission of any fraud, misappropriation, embezzlement or other dishonest act that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
(c) any act of gross insubordination or willful misconduct; or
(d) reporting to work under the influence of alcohol, narcotics or unlawful controlled substances; or
(e) any violation of the Applicable Laws and Policies, including but not limited to any employment policies and procedures, compliance policies or procedures, the Code of Ethics and Business Conduct (or the Code applicable to the Participant’s line of business), Anti-Bribery and Corruption Policy, Information Security Policy; and Risk Management Accountability policies, in force from time to time; or
(f) conviction of a felony, or of a misdemeanor or other criminal offence involving a dishonest or fraudulent act, or conduct in violation of law or conduct that would constitute a basis for criminal conviction of a felony or of a misdemeanor involving moral turpitude that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
(g) violation of any securities or commodities laws, any rules or regulations pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company is a member, or violation of any similar law, regulation, ordinance or licensing requirement applicable to employees of financial institutions; or conduct that may reasonably be expected to have an adverse effect on the financial interest or business reputation of the Company or an affiliated company.
The foregoing does not represent a complete list of all acts or omissions that may constitute grounds for a termination for Cause. Cause also includes such other acts or omissions recognized as constituting cause (or its closest equivalent, such as grounds for summary dismissal) in a particular work location under applicable law, or the Participant’s employment agreement, or the policies in the work location. The Plan Administrator has the sole discretion to determine whether a particular individual’s employment has been terminated for Cause for the purposes of Plan administration, and its determination is final and binding upon the Company and that individual.

Company or Wells Fargo	Wells Fargo & Company, its subsidiaries and affiliates.

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Term/Acronym	Definition
Corporate Transaction	Includes, but is not limited to, a transaction where another company contractually agrees to either acquire all or any portion of the assets, stock, or operations of Wells Fargo and/or enters into some other business arrangement with the Company.
Country Appendix	Identifies where individual country or regional regulations/laws require deviation from the terms in this Plan and addresses those differences.
Displacement (applicable only to US Participants)	A position elimination, substantial position change or other qualifying event described in the Wells Fargo & Company Severance Plan (the “Severance Plan”) resulting in the termination of the Participant’s employment.
Earn or Earned
An Award will be deemed “Earned” under the Plan when all of the terms and conditions under the Plan have been satisfied with respect to an Award, including:
(a) the Participant’s manager has determined the Participant has met the criteria set forth in Section IV;
(b) the Participant’s manager has completed an Award recommendation for the Participant;
(c) aggregate recommendations for the business have been approved by the Operating Committee member; and
(d) the HRC has approved Plan funding and authorized the payment of Awards.

Employer	The Wells Fargo entity that employs the Participant.
Executive Officer	Executive Officers shall be those persons designated “officers” by the Wells Fargo & Company’s Board of Directors for purposes of Section 16 of the Exchange Act and the rules thereunder (“Section 16”). Additionally, any Operating Committee Member who is not designated an “officer” under Section 16 shall be considered an Executive Officer for purposes of this Plan.
Fixed Term Employee (applicable only to US Participants)	A person who is an employee of Wells Fargo & Company or any of its subsidiaries on a temporary contract with a defined contract end date (unless they’re in the flexible or intern classification). Employees are generally considered full-time or part-time.
HRC	The Human Resources Committee of Wells Fargo & Company’s Board of Directors.
LTCAP
The applicable Long-Term Cash Award Plan (“LTCAP”) governing the terms of long-term cash awards, as follows:
1.For US Participants, it is the Wells Fargo & Company Long-Term Cash Award Plan; and
2.For International Participants, it is the Wells Fargo & Company Long-Term Cash Award Plan for International employees.

LTICP	The Wells Fargo & Company Long-Term Incentive Compensation Plan which governs equity Awards such as Restricted Stock Rights (RSRs).
Misconduct	Inappropriate, unethical, or unlawful behavior on the part of employees or individuals acting on behalf of the Company,
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Term/Acronym	Definition
Misconduct Accountability Program (MAP)
Aligns and strengthens the connection between Wells Fargo’s behavioral expectations and compensation principles.
The program’s objective is to implement a consistent approach for how conduct impacts employees’ performance reviews and incentive compensation, and helps managers reinforce employee accountability related to conduct.

Management Committee Review Group (MCRG)	Employees who have been designated as members of the Company’s Management Committee Review Group (“MCRG”) by the Company based on their role, responsibilities or activities, in each case under criteria established by the Company from time to time.
Notice Period
For US Participants in certain senior management positions (Senior Executive Vice President, Executive Vice President and an Operating Committee (OC) direct report) (“Senior Management”) and certain positions in Corporate and Investment Banking, Commercial Banking, or other business as identified from time to time, who are subject to notice requirements with the Company, the Notice Period is the time period beginning on the date the Participant communicates their resignation to Wells Fargo management and ending on the last day of the Notice Period applicable to their position. Unless terminated sooner by the Participant or Wells Fargo, the Participant’s last day of employment with their Employer is the last day of the Notice Period.
For US Participants who receive written notice of a pending Displacement, the Notice Period is the time period beginning on the date the Participant receives written notice of a qualifying event under the Severance Plan and generally ends 60 days later unless the Notice Period is required to be longer by applicable law or extended by the Administrator of the Severance Plan. Unless terminated sooner by the Participant or Wells Fargo, the Participant’s last day of employment with their Employer is the last day of the Notice Period.

For International Participants, the Notice Period is any period between the date either the Participant or Employer serves written notice of resignation or termination on the other and the Participant’s last day of employment with their Employer.

Operating Committee Member	The Chief Executive Officer (“CEO”) of the Company and senior managers who are direct reports to the Chief Executive Officer.
Participant	An employee who meets the eligibility and qualifying criteria for participation in this Plan set forth in Section IV. A US Participant refers to a Regular Full-Time, Regular Part-Time or Fixed Term Employee on a US-based payroll; an International Participant refers to an employee on an International-based payroll.
Performance Expectations	Provided to employees under the Performance Management Framework, which may include goals, risk management requirements and objectives and other components.
Performance Period	The period of time, within the Plan Year, under which a Participant’s performance is evaluated for purposes of an Award recommendation.
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Term/Acronym	Definition
Plan Administrator	The head of Human Resources and the head of Total Rewards of the Company, each of whom may act individually or jointly as the Plan Administrator.
Plan Year	The 12-month period beginning each January 1 and ending on the following December 31.
Regular Full-Time Employee (applicable only to US Participants)	An employee scheduled with standard hours of 30 or more per week. This excludes employees classified as flexible.
Regular Part-Time Employee (applicable only to US Participants)	An employee scheduled with standard hours of at least 17.5 and less than 30 hours per week. This excludes employees classified as flexible.
Retirement	Unless otherwise specified in the Country Appendix, for purposes of the Plan, a Participant is considered “retired” if the termination is entered in the HR system of record as a retirement.

III.Funding
The HRC determines whether a bonus pool will be funded and Awards will be paid under the Plan. Establishment of the pool is not a guarantee that Awards will be paid to Participants, nor does it guarantee the amount of any Award payable to an individual Participant.

IV.Plan eligibility and qualification

Participants who meet all eligibility and qualifying criteria may be considered for an Award under the Plan. Satisfaction of all eligibility and qualifying criteria is not a guarantee of any Award of any amount under the Plan.
A.Eligibility
a.A variety of roles across Wells Fargo are eligible to participate in the Plan. Eligibility is defined by the job. Additionally:
i.The employee must be actively working in a Wells Fargo Bonus Plan-eligible job during the Plan Year;
ii.US employees must be classified as Regular Full-Time, Regular Part-Time or Fixed Term on Wells Fargo’s Human Capital Management System;
iii.Unless otherwise described in Section VII, the employee must be employed in an incentive-eligible role as of September 30 of the Plan Year (the eligibility date) to be eligible for consideration of an Award for that Plan Year.

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b.Participants must be employed by their Employer as of the Award Payment Date, in order to be eligible for an Award under the Plan, unless otherwise described in Section VII below. Additionally:
i.International employees must not be serving out a Notice Period on the Award Payment Date, unless serving out a Notice Period prior to employment terminating by reason of Retirement (subject to Section VII below) or as otherwise described in Section VII.
ii.US employees in certain Senior Management and other positions subject to notice requirements must not be serving out a Notice Period for voluntary termination except for Retirement to be eligible for consideration of an Award under the Plan

c.Exceptions to paragraphs a. and b. above may be made for certain Employment Status changes as described in Section VII
B.Award Qualifiers
If eligible under Section IV. A, the Participant is expected to meet the following Award qualifiers to be considered for an Award under this Plan. If the line of business management identifies that the Participant fails to meet one or more qualifiers, this may result in a reduction or elimination of an Award.

a.Risk Management
Each Participant is expected to effectively manage all risk associated with their position as set forth in Wells Fargo’s Risk Management Accountability policies in the Employee Handbook.

b.Policy, Law and Regulatory Compliance
Each Participant is expected to operate in compliance with all Applicable Laws and Policies including compliance with Wells Fargo’s employment policies and procedures applicable to them and in force from time to time1.

c.Conduct
Each Participant is expected to adhere to ethical and honest business practices in accordance with Wells Fargo’s Code of Ethics and Business Conduct.

Conduct-related disciplinary or corrective action (such as a final notice or formal warning), including but not limited to conduct addressed through the Misconduct Accountability Program (MAP), will be considered in the review of a Participant’s Award and, if warranted, will result in the Award being reduced or denied. Other disciplinary or corrective action may also result in a reduction or denial of a Participant’s Award, as warranted. Additional performance adjustment and/or forfeitures may be made to any deferred Awards from prior year(s). A Participant who violates the spirit of the Plan by engaging in inappropriate behavior to receive incentive compensation under this Plan or increase their opportunity for incentive compensation under this Plan, as determined by the HRC for Executive Officers and members of the MCRG and by the Plan Administrator for all other Participants, becomes immediately ineligible to participate in the Plan.

1 If a Participant has a question about the policies and procedures applicable to his/her role, the Participant should promptly contact his/her manager to understand where the Participant can find his/her group’s policies and procedures.

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V.Awards
Awards under the Plan are made in the sole and absolute discretion of Wells Fargo, with recommendations from business unit managers and approvals from the Plan Administrator or the HRC, as set forth herein. There is no guarantee that an incentive of any amount will be awarded to any Participant, regardless of eligibility.

A.Award Recommendation
The Participant’s manager is responsible for determining whether the Participant has met the Award qualifiers and other terms of the Plan, prior to providing an incentive recommendation. The incentive recommendation should be primarily based on a review of the performance of the Participant (including but not limited to risk performance) and in consideration of the performance of the line of business and the Company.
B.Deferral of Awards
The HRC or Plan Administrator shall determine whether an Award is paid in cash or equity or a combination thereof and at what level such awards shall be subject to deferral whether in cash or equity. Generally, deferred Awards shall be paid in the form of Restricted Stock Rights, unless prohibited by Applicable Laws and Policies, or as determined by the Plan Administrator, in which case the deferred Awards will be paid in the form of long-term cash. Deferred Awards shall be paid in the form of long-term incentives, subject to the terms and conditions of the applicable long-term incentive compensation plan and respective Award agreement.

(See Section VI, B "Delivery.")
C.Approvals
Award recommendations are subject to review and approval through the management hierarchy. Management may modify or deny the initial recommendation. Operating Committee Members must approve the aggregate value of Awards for that business upon the conclusion of the annual review cycle performed by the Participant’s line of business. Awards for Executive Officers and members of the MCRG are reviewed and approved by the HRC.

Individual Participant Award corrections and any changes resulting from the dispute review process that occur at a later date may be approved solely by the head of Compensation Design & Delivery/Incentive Compensation Center of Excellence with the exception of those Participants that are under the governance of the HRC. Awards to Executive Officers and members of the MCRG are subject to the approval of the HRC.

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VI.Award payment
A.Timing
a.US Participants
Awards for US Participants will be paid or provided no later than two and one-half months into the calendar year following the end of the Plan Year. (See Section VI., B. Delivery)

b.International Participants
Awards for International Participants will be paid or provided no later than the monthly or semi-monthly regularly scheduled payroll for the month of February of the calendar year following the end of the Plan Year, unless otherwise specified in the Country Appendix covering the Participant. (See Section VI., B. Delivery)

The determination of a Participant’s eligibility for, and payment of, an Award may be delayed if there is a formal investigation or review of the Participant’s conduct in progress on the Award Payment Date, the outcome of which may be dispositive of whether the Participant has met the Award qualifiers, until such time that a decision that the Participant has met the Award qualifiers and a final review of the Participant’s performance is made.
B.Delivery
Awards may be paid in the form of short-term cash or long-term Awards (cash or equity), or a combination thereof, at the HRC’s discretion, at the discretion of the Plan Administrator, or as required by Applicable Laws and Policies. Generally, long-term Awards shall be paid as Restricted Stock Rights, unless prohibited by Applicable Laws and Policies or if determined by the Plan Administrator in their absolute discretion. To the extent all or a portion of an Award is paid in the form of an equity-based Award under the LTICP, the equity-based Award is subject to the approval of and to terms and conditions as approved by the HRC in accordance with the provisions of the LTICP and as reflected in the applicable Award agreement. To the extent all or a portion of an Award is paid in the form of long-term cash, it will be provided under the LTCAP, subject to such terms and conditions of the appropriate LTCAP and as reflected in the applicable Award agreement.

For International Participants, any cash Awards are determined and paid in local currency unless determined otherwise by the Company in its discretion. The exchange rate conversion to local currency is determined at the complete discretion of Wells Fargo.
VII.Employment changes
A.Leaves of absence
If a Participant goes on a leave of absence (“Leave”) during the Plan Year and does not terminate their employment prior to the Award Payment Date, they may be considered for an Award (subject to meeting all other eligibility and qualifying criteria).

When determining the Award for a Participant who is or was on leave during the Plan Year, the manager should take into consideration the Participant’s achievements and contributions to the team and business over the Performance Period.

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B.Changes in employment status
a.Transfers
The following applies for Participants who work in more than one Plan-eligible job during the Plan Year or for part of the Plan Year because they have either transferred to the eligible job or they have transferred to another job that is not eligible (collectively referred to as “Transfers”).
i.Transfers between Plan-Eligible Jobs
•The Participant must meet the criteria set forth in Section IV; and
•The manager at the time of compensation decisioning should consider the time in each job and performance in both roles, as applicable, when recommending an Award.
ii.Transfers between a Plan-eligible Job and a non-Plan-eligible Job (both non-bonus-eligible jobs and jobs that are eligible for other incentive plans):
•The Participant must meet the criteria set forth in Section IV; and
•The manager should consider time and performance in the incentive eligible job when recommending an Award.
In any situation in which the job transfer involves a change in reporting manager, the manager at the time of compensation decisioning is responsible for making the Award recommendation and should consult with the former manager on the recommendation whenever possible.
b.Terminations – US Participants
Participants must be employed on the Award Payment Date to be eligible for an Award unless otherwise noted below, subject to the Plan’s other terms and conditions, including criteria set forth in Section IV. For the avoidance of doubt, Participants who retire prior to the Award Payment Date are not eligible for an Award.
i.Retirement
A Senior Management Participant or other Participant with notice requirements who is retiring and serving out a Notice Period on the Award Payment Date may be eligible for an Award, subject to the other terms and conditions of the Plan.

ii.Displacements
A Participant who receives notice of Displacement and is serving out a Notice Period on or before the Award Payment Date may be considered for an Award, subject to the other terms and conditions of the Plan. Participants who have received written notice of Displacement and who are serving out a Notice Period on September 30 will be considered for an Award for that Plan Year.

iii.Corporate Transactions
In the event of an involuntary termination due to a Corporate Transaction prior to the Award Payment Date or the September 30 eligibility date set forth in Section IV, a Participant may be considered for an Award subject to the other terms and conditions of the Plan and with any arrangements with a buyer involved in the Corporate Transaction.

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iv.Death
In the event of a Participant’s death, prior to the Award Payment Date or the September 30 eligibility date set forth in Section IV, the Participant may be considered for an Award, subject to the other terms and conditions of the Plan

c.Terminations – International Participants
If a Participant is serving out a Notice Period (whether given by Wells Fargo or the Participant) for any reason whatsoever, on the Award Payment Date or is otherwise no longer employed by their Employer on either the Award Payment Date or September 30 of the Plan Year, the Participant shall not be eligible to be considered for an Award unless specified below or in a Country Appendix.
An employee who is serving out a Notice Period on the Award Payment Date prior to their employment terminating by reason of Retirement may still be considered eligible for an Award, subject to the other terms and conditions of the Plan. Such Participants must be employed on both September 30 of the Plan Year and the Award Payment Date to be considered for an Award for that Plan Year.

If the reason for the Participant’s cessation of employment is a “Good Leaver Event”, or due to a Corporate Transaction or a Participant’s death, then despite the Participant not being employed on the Award Payment Date, or serving out a Notice Period on such date, the Participant may be considered for a prorated Award. In order to be considered for an Award, other eligibility requirements as set forth in Section IV on Award Payment Date must be met, unless otherwise noted below.
For the avoidance of doubt, this provision does not give rise to any contractual right to receive an Award.
i.“Good Leaver Events”
A “Good Leaver Event” means that the Participant has ceased to be an employee of their Employer by reason of:

(a)injury, ill-health, or disability causing the Participant to be absent from work for a period of 182 days (whether or not consecutive) in any period of twelve (12) months. In the event a Participant ceases to be an employee on this ground prior to September 30 of the Plan Year, they may still be considered eligible for an Award.
(b)the Participant’s office or employment, by virtue of which the Participant is eligible for an Award, being transferred to a person or entity that is not an affiliated company of Wells Fargo. In the event a Participant ceases to be an employee on this ground prior to September 30 of the Plan Year, they may still be considered for an Award; or

(c)redundancy (i.e., where Wells Fargo or an affiliated company has determined that the Participant’s position or role shall be discontinued and is expressly dismissed by reason of redundancy. For the avoidance of doubt, the Participant is not redundant if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the discontinuance of the Participant’s position or role). International Participants must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.

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A Participant whose employment ends due to Cause, or where one of the reasons for the end of employment falls within the definition of Cause, shall not qualify for a Good Leaver Event.

A Participant may be asked to furnish evidence to support a finding that there is a Good Leaver Event in respect of the Participant.

In addition to the Award qualifiers identified in Section IV, a Participant will also be required (as a condition of Good Leaver Event treatment) to sign a release of all claims on terms acceptable to their Employer following termination of employment in order to be eligible for any Award under the Plan following the effective date of termination.

For the avoidance of doubt, this provision on Good Leaver Events does not give rise to any contractual right to receive an Award.

ii.Corporate Transactions
In the event of an involuntary termination due to a Corporate Transaction at any point during the Plan Year, the Participant may be considered for an Award despite not being employed on the Award Payment Date or September 30 eligibility date, subject to other terms and conditions of the Plan.

iii.Death
In the event of a Participant’s death at any point during the Plan Year, the Participant may be considered for an Award despite not being employed on the Award Payment Date or September 30 eligibility date, subject to the other terms and conditions of the Plan.

VIII.Plan administration
A.Plan Administrator
The Plan Administrator has full discretionary authority to administer and interpret the Plan and may, at any time, delegate to personnel of Wells Fargo such responsibilities as it considers appropriate to facilitate the day-to-day administration of the Plan. Such delegation(s) will be documented in writing. Except with respect to Executive Officers and members of the MCRG, the Plan Administrator’s authority includes approving, denying or adjusting a Participant’s Award amount or Award recommendation and approving special discretionary payments for Participants who do not meet eligibility terms in Section IV. The Plan Administrator will consult with such control function partners as appropriate prior to taking any action impacting a Plan Participant.

The HRC has the authority to make any and all decisions with respect to Awards under the Plan (including special discretionary payments) to Executive Officers and to the members of the MCRG.

Plan commitments or interpretations (oral or written) by anyone other than the Plan Administrator, the HRC, or a delegate appointed by either the Plan Administrator or HRC, are invalid and will have no force or effect upon the policies and procedures set forth in this Plan.

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In the event of any conflict between the Plan and oral or written communications, summaries, or overviews of, the Plan, the specific terms of this Plan or any official amendments to this Plan will control.
B.Payments subject to Applicable Laws and Policies
The determination and payment of any Award under the Plan is subject to the conditions and restrictions imposed under Applicable Laws and Policies. A Participant’s rights to or receipt of compensation under the Plan may be limited, modified, delayed, cancelled or recovered to ensure compliance with all such Applicable Laws and Policies and any supplemental guidance that may be issued from time to time.
C.Disputes
If a Participant has a dispute regarding their Award under the Plan:

a.A US Participant should attempt to resolve the dispute with the manager of their business unit. If this is not successful, the Participant should prepare a written request for review addressed to Compensation Delivery. The request for review should include any facts supporting the Participant’s request as well as any issues or comments the Participant deems pertinent. Written requests may be submitted via email to: compensationdelivery@wellsfargo.com

Compensation Delivery sends a written response documenting the outcome of this review to the Participant no later than 60 days following the date of the Participant’s written request. (If additional time is necessary, the Participant will be notified in writing.) The determination of this request will be final and conclusive upon all persons.

b.An International Participant should attempt to resolve the dispute with the manager of their business unit. If this is not successful, the Participant should refer to the local grievance or dispute resolution procedure applicable to other employment-related grievances at the Participant’s work location. If a formal grievance or dispute resolution procedure does not exist at the Participant’s work location, the Participant should prepare a written request for review addressed to the Participant’s Human Resources representative and the Plan Administrator within 60 days following the date on which the Award was paid (or would have been paid under the terms of the Plan). The request for review should include any facts supporting the Participant’s request as well as any issues or comments the Participant deems pertinent. The Plan Administrator, or his/her delegate, sends a written response documenting the outcome of this review to the Participant no later than 60 days following the date of the Participant’s written request. If additional time is necessary, the Participant will be notified in writing. The determination of this request will be final and conclusive upon all persons.
D.Overpayments
In the event a Participant is overpaid an Award, the amount not Earned may be recouped by Wells Fargo, subject to Applicable Laws and Policies. In the case of termination of employment, the Participant is expected to promptly repay Wells Fargo the portion of the Award amount that was paid but not Earned.
E.Performance Conditions and Clawbacks
Awards granted under this Plan may be subject to performance conditions as reflected in any applicable reduction, recoupment, cancellation, malus or clawback policies, practices or provisions, or such other agreements, plans, policies or provisions, of the Company, as in effect from time to time, and any
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applicable reduction, recoupment, cancellation, malus or clawback requirements imposed under Applicable Laws and Policies. In addition, Participants in roles identified in Appendix A are subject to the requirements of Appendix A.
F.No Employment Right
Neither the action of Wells Fargo in establishing or maintaining the Plan, nor any provision of the Plan itself, shall be construed so as to grant any person contractual rights with respect to his or her employment or continued employment (or if applicable, additional contractual rights).

a.US Participants: The Plan is not an employment contract and participation in the Plan does not alter a Participant’s at-will employment relationship with their Employer. Both the Participant and their Employer are free to terminate the Participant’s employment relationship at any time for any reason. No rights in the Plan may be claimed by any person whether or not he/she is selected to participate in the Plan.

b.International Participants: Despite participation in the Plan, a Participant’s employment relationship with their Employer may be terminated at any time in accordance with the Participant’s employment contract or Applicable Laws and Policies. The Plan does not form part of a Participant’s contract of employment, unless otherwise required by Applicable Laws and Policies.

No person shall acquire any right to an accounting audit or to examine the books or the affairs of Wells Fargo.
G.Amendment or Termination of the Plan
The Board of Directors of Wells Fargo & Company or the HRC may amend, suspend or terminate the Plan or any incentive Award or Award recommendation at any time, for any reason. The Plan Administrator may amend the Plan to the extent consistent with its authority to administer Plan under Section VIII, A, including to revise any country-specific Appendix to comply with the laws governing the jurisdiction under which a Participant subject to such Appendix is located. The Plan Administrator will consult with such control function partners as appropriate in connection with any such amendment.
H.Assignment
No Participant has any right or power to pledge or assign any rights, privileges, or Awards provided for under the Plan unless the Plan provides that Awards may be allocated to certain eligible recipients.
I.    Unsecured Obligations
Awards under the Plan are unsecured obligations of the Company.
J.Validity
In case any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining parts of the Plan. Instead, this Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

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K.Withholding Taxes and Deductions
Wells Fargo shall deduct from all payments under the Plan an amount necessary to satisfy the relevant statutory deductions for income tax, pension and social insurance and/or other applicable statutory pension and/or special/labor insurance contribution deductions required to be taken under the law of the jurisdiction governing the Participant; provided however, the Participant is responsible for appropriate reporting and remittance of taxes and other statutory contributions in relation to incentive payments under this Plan where required in their locations.
L.Governing Language
To the extent that this Plan or any other document related to this Plan is made available in local language and English versions for any jurisdiction, should there be any difference in interpretation, the English version will prevail and the relevant local language version shall be deemed to be automatically amended to conform with, and to make the relevant local language version consistent with, the English version.
M.Governing Law and Jurisdiction
The Plan shall be construed, administered and governed in accordance with the laws of the jurisdiction governing the Participant. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue in full force and effect.
N.IRS Section 409A for Participants on US-Based Payroll
To the extent that an Award is paid in cash under the Plan no later than two and one-half months following the end of the Plan Year, Wells Fargo intends such Award to qualify as a short-term deferral exempt from the requirements of Internal Revenue Code Section 409A. If, however, it is administratively impracticable to pay an Award within two and one-half months following the end of the Plan Year (generally March 15th) or a payment is delayed due to an unforeseeable event or investigation, payment will be made as soon as administratively possible but in no event later than the end of such calendar year. In the event an Award payable under the Plan does not qualify for treatment as an exempt short-term deferral, such amount will be paid in a manner that will satisfy the requirements of Internal Revenue Code Section 409A and applicable guidance thereunder.

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IX.Appendix A – Specified jobs subject to additional Award payout criteria

Notwithstanding other language in the Plan to the contrary, Participants within the Plan that are in specified jobs in Commercial Banking, Investment Portfolio, and Renewable Energy & Environmental Finance (REEF) are subject to risk performance criteria and performance-based vesting of Awards (see Section V. Awards) as described herein:
A.Specified Jobs
a.Middle Market Banking

Job Profile	Job Code	Job Profile	Job Code
Commercial Relationship Manager	100788	Senior Relationship Manager	100789
Lead Commercial Relationship Manager	100790	Senior Lead Commercial Relationship Manager	100791
Senior Lead Mid-Corporate Relationship Manager	100792	Commercial Relationship Management Manager	100793
Commercial Relationship Management Director	100795	Commercial Relationship Management Executive	100796
Commercial Banking Portfolio Associate	100898	Commercial Banking Portfolio Manager	100899
Senior Commercial Banking Portfolio Manager	100900	Lead Commercial Banking Portfolio Manager	100901
Senior Lead Commercial Banking Portfolio Manager	100902	Commercial Banking Portfolio Management Manager	100903
Commercial Banking Portfolio Management Senior Manager	100904	Principal Commercial Banking Business Development Representative	101332
Lead Mid-Corporate Portfolio Manager	102704	Mid-Corporate Portfolio Management Director	102705
Mid-Corporate Portfolio Management Senior Manager	103074	Mid-Corporate Relationship Manager	103119
Principal Mid-Corporate Relationship Manager	103120

b.Wells Fargo Commercial Capital

Job Profile	Job Code	Job Profile	Job Code
Commercial Capital Relationship Management Director	100775	Commercial Capital Relationship Management Executive	100776
Distribution Finance Relationship Associate	100822	Distribution Finance Relationship Manager	100823
Distribution Finance Relationship Management Manager	100825	Distribution Finance Relationship Management Senior Manager	100826
Equipment Finance Relationship Management Executive	100833	Secured Lending Relationship Associate	100875
Secure Lending Relationship Manager	100876	Senior Secured Lending Relationship Manager	100877
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Lead Secured Lending Relationship Manager	100878	Secured Lending Relationship Management Manager	100879
Secured Lending Relationship Management Senior Manager	100880	Distribution Finance Underwriting Associate	100931
Distribution Finance Underwriter	100932	Senior Distribution Finance Underwriter	100933
Lead Distribution Finance Underwriter	100934	Distribution Finance Underwriting Manager	100935
Senior Equipment Finance Portfolio Manager	100937	Lead Equipment Finance Portfolio Manager	100938
Equipment Finance Portfolio Management Senior Manager	100939	Equipment Finance Underwriting Director	100947
Secured Lending Portfolio Manager	100948	Senior Secured Lending Portfolio Manager	100949
Lead Secured Lending Portfolio Manager	100950	Secured Lending Portfolio Management Manager	100951
Secured Lending Portfolio Management Senior Manager	100952	Secured Lending Portfolio Management Director	100953
Senior Secured Lending Underwriter	100955	Lead Secured Lending Underwriter	100956
Senior Lead Secured Lending Underwriter	100957	Secured Lending Underwriter Senior Manager	100959
Secured Lending Underwriting Director	100960	Equipment Finance Relationship Management Director	101220
Equipment Finance Sales Manager	101224	Equipment Finance Sales Director	101226
Secured Lending Sales Representative	101292	Commercial Capital Sales Director	101339
Commercial Capital Sales Executive	101340	Distribution Finance Sales Director	101362
Strategic Investment Associate	101703	Operations Executive	101830
Commercial Capital Relationship Management Senior Manager	102441	Commercial Capital Relationship Management Director	100775

c.Investment Portfolio

Job Profile	Job code	Job Profile	Job Code
Lead Wealth Client Performance Analytics Consultant	100017	Institutional Investment Portfolio Analytics Consultant	100019
Senior Institutional Investment Portfolio Analytics Consultant	100020	Lead Institutional Investment Portfolio Analytics Consultant	100021
Institutional Investment Portfolio Analytics Senior Manager	100024	Institutional Investment Portfolio Analytics Executive	100025
Senior Actuary	100589	Lead Actuary	100590
Senior Lead Actuary	100591	Actuarial Director	100592
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Institutional Investment Portfolio Analytics Associate	101192	Investment Portfolio Associate	101647
Investment Portfolio Analyst	101648	Senior Investment Portfolio Analyst	101649
Lead Investment Portfolio Analyst	101650	Investment Portfolio Management Manager	101651
Investment Portfolio Management Director	101652	Investment Portfolio Management Executive	101653
Treasury Portfolio Manager	101667	Senior Treasury Portfolio Manager	101668
Lead Treasury Portfolio Manager	101669	Treasury Portfolio Management Senior Manager	101670
Senior Investment Portfolio Trader	101736	Lead Investment Portfolio Trader	101737
Senior Lead Investment Portfolio Trader	101738	Investment Portfolio Trading Executive	101739
Associate Managed Funds Fixed Income Trader	102210	Managed Funds Fixed Income Trader	102212
Senior Managed Funds Fixed Income Trader	102214	Reinsurance Relationship Management Executive	102649
Senior Reinsurance Relationship Manager	102650

d.Renewable Energy & Environmental Finance (REEF)

Job Profile	Job Code	Job Profile	Job Code
Environmental Portfolio Specialist	101633	Senior Environmental Portfolio Specialist	101634
Lead Environmental Portfolio Specialist	101635	Environmental Investment Originator	101696
Senior Environmental Investment Originator	101697	Lead Environmental Investment Originator	101698
Environmental Investment Manager	101699	Environmental Investment Senior Manager	101700
Environmental Investment Director	101701	Environmental Investment Executive	101702
Principal Environmental Portfolio Specialist	102936

Specified jobs in the Plan may be added, removed, or revised throughout the Plan Year at the discretion of the Plan Administrator, in consultation with control function partners, as appropriate.
B.Risk Performance Criteria for Appendix A Roles
a.Each Participant will be assessed for risk for the Performance Period in accordance with the Performance Management policy. Risk performance will be reviewed for the entire Performance Period, even if the Participant changes jobs or no longer participates in this Plan. Risk performance has a potential impact to a Participant’s Award and potential impact to incentive-related performance-based vesting conditions for
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certain outstanding long-term cash or equity Award(s) (see Section IX, C). The process described below will be one factor for purposes of determining whether any adjustments to a Participant’s Incentive Award for the Plan Year are appropriate.

b.Prior to the determination of any Award for a Participant for the applicable Performance Period, the review of performance against the applicable risk performance criteria will include a review of all applicable risks associated with the job(s) including but not limited to credit-related losses and/or financial crimes, operational risk, or regulatory compliance infractions occurring within the scope of the Participant’s role and job duties during the applicable Performance Period. Risk rating recommendations are reviewed by applicable line of business risk leaders and Enterprise risk program leaders, subject to the final approval by senior most risk leader aligned to the line of business.

c.Participants in specified jobs in Commercial Banking only: The extent/degree of the actual credit-related losses and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a performance-based vesting review applicable to unpaid incentive-related long-term cash or equity Awards include, but are not limited to the following circumstances:

i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Senior Risk Executive for the Participant’s business unit.

(a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Senior Risk Executive for the Performance Period.

(b)Review of Participants who are not managers will be based on their loan portfolio/client relationships.

(c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

ii.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance risk or related losses.

iii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

d.Participants in specified jobs in Investment Portfolio only: The extent/degree of the actual credit-related losses, Market Incidents and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a Performance-Based Vesting review applicable to unpaid incentive-related long-term cash or equity Awards include, but are not limited to the following circumstances:

i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Risk Senior Executive for the Participant’s business unit.

(a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Risk Senior Executive for the Performance Period.

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(b)Review of Participants who are not managers will be based on their investments/loan portfolio/client relationships.

(c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

ii.Substantial or repeated deviation from the approved risk mandates.

iii.Any trading loss and/or Market Incident deemed material and/or resulted in less than expected performance outcomes (see table below in Section IX, C). The loss limits and Market Incident triggers are established for applicable roles by Corporate Market Risk.

iv.Deliberate or repeated improper marking of positions.

v.Restatement of prior results.

vi.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance or related losses.

vii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

e.Participants in specified jobs in Renewable Energy & Environmental Finance (REEF) only: The extent/degree of the actual credit-related losses, and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a Performance-Based Vesting review applicable to unpaid incentive-related long-term cash or equity Awards include, but are not limited to the following circumstances:

i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Senior Risk Executive for the Participant’s business unit.

(a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Senior Risk Executive for the Performance Period.

(b)Review of Participants who are not managers will be based on their investments/loan portfolio/client relationships.

(c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

ii.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance or related losses.

iii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

f.Performance review and compensation impacts will be determined in accordance with applicable policies, procedures, and year-end guidance for each Participant involved in a credit-related loss or
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financial crimes, operational risk, or regulatory compliance risk infraction. Market Incidents will also be considered in the determination for Participants in specified jobs in Investment Portfolio.
C.Performance-Based Vesting Impact
In addition to the potential impact to an Award as described above in Section IX, B, the less than satisfactory outcomes such as “Improvement needed” or “Unacceptable” in connection with the review of credit-related losses and/or financial crimes, operational risk, or regulatory compliance risk, Market Incidents (Investment Portfolio participants only) or any other key risk infractions may also impact the performance-based vesting condition in deferred long-term cash or equity Awards. For details on the application of Performance-Based Vesting, refer to your Award Agreement.

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X.Appendix B – Identified Staff

CRD Identified Staff, IFD/IFR/IFPR Identified Staff and AIFMD/UCITS Identified Staff Participants

This Appendix B (which is also a Country Appendix for the purposes of the Plan) applies to all Participants regardless of the country in which they are employed by an Employer.

If a Participant is CRD Identified Staff, IFD/IFR/IFPR Identified Staff or AIFMD/UCITS Identified Staff, the Participant’s eligibility for an incentive will be governed by, and subject to, the terms and conditions of the Plan, and any other conditions and restrictions imposed under any applicable law, rules and regulations. The form of any Award under the Plan and payout terms and conditions will be governed by the Identified Staff Incentive Payout Structure, a document that supplements the Plan and only applies to Awards granted to CRD Identified Staff, IFD/IFR/IFPR Identified Staff and AIFMD/UCITS Identified Staff Participants.

A. Definitions

For purposes of this Appendix B, the following definitions shall apply:
a.CRD means Directive 2013/36/EU of the European Parliament and the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms as amended by Directive (EU) 2019/878 of the European Parliament and the Council of 20 May 2019, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

b.IFR means Regulation 2019/2033 of the European Parliament and Council of 27 November 2019 on the prudential requirements of investment firms and IFD means Directive 2019/2034 of the European Parliament and Council of 27 November 2019 on the prudential supervision of investment firms and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time, including the Investment Firms Prudential Rules of the Financial Conduct Authority in the UK (IFPR).

c.AIFMD means Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and amending Directives 2003/41/EC and 2009/65/EC and Regulations (EC) No 1060/2009 and (EU) No 1095/2010, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

d.UCITS means Directive 2009/65/EC on the coordination of laws, regulations and administrative provisions relating to undertakings for collective investment in transferable securities and amending Directive 2014/91/EU, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

e.CRD Identified Staff means all Code Staff and any other Participants who have been classified as Identified Staff for the purposes of CRD.

f.IFD/IFR/IFPR Identified Staff means all Participants who have been classified as Identified Staff for the purposes of IFD/IFR/IFPR.

g.AIFMD/UCITS Identified Staff means all Participants who have been classified as Identified Staff for the purposes of AIFMD and/or UCITS.

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h.Code Staff means a Participant who has been classified as Code Staff for the purposes of the Financial Conduct Authority dual-regulated firms’ remuneration code, the Financial Conduct Authority IFPRU remuneration code and/or the Prudential Regulation Authority remuneration rules as applicable, each as amended from time to time or any other code or rules issued by a UK regulator.

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XI.Appendix C – Country Appendix
A.Canada
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Canada.

Section VII, B, c, i

The following shall be added to Sub-item i:

Subject to applicable employment or labour standards legislation, a Participant whose employment is terminated without Cause in circumstances in which the termination does not qualify as a Good Leaver Event will not be entitled to an Award or payment in lieu thereof for the number of completed months the Participant worked during the Plan Year.

Other than as expressly required by applicable employment or labour standards legislation, there shall be no Award or payment in lieu thereof paid to a Participant in respect of or attributable to any period of common law or civil law reasonable notice, or any period of contractual termination notice or payment in lieu thereof, to which a Participant might be entitled.

Section VIII, L,

The paragraph shall be deleted and replaced with the following:

To the extent that this Plan or any other document related to this Plan is made available in French and English versions for the Province of Quebec, should there be any difference in interpretation, the French version will prevail.

For Participants in the Province of Quebec, Canada/ Pour les participants de la Province de Québec, Canada:

The Participant acknowledges that s/he has an option of requesting this document in French but has freely chosen to receive it in its English version. Le(la) participant(e) reconnait qu’il(elle) a eu le choix de demander ce document, et tout document y afférent, en français, mais qu’il(elle) a librement choisi de les recevoir en leur version anglaise.
B.People’s Republic of China (excluding Hong Kong)
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are located in the People’s Republic of China.

Section VII, B, c, i

The definition of “Cause” (as defined in Section II above) is replaced in its entirety as follows:

26    Wells Fargo Bonus Plan

Cause means the termination of the Participant’s employment in circumstances involving one or more of the following:

(a)the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after written notification by the Company or an affiliated company, and the failure of the employee within thirty (30) calendar days of such notification to correct such breach, failure or refusal (other than failure by reason of incapacity due to physical or mental illness); or
(b)the commission of any fraud, misappropriation, embezzlement or other dishonest act that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
(c)any act of gross insubordination or willful misconduct; or
(d)reporting to work under the influence of alcohol, narcotics or unlawful controlled substances, any violation of the Company’s employment policies or procedures including but not limited to the Code of Ethics and Business Conduct, Information Security Policy or Compliance Program Policy and Risk Management Accountability Policy; or
(e)conviction of a criminal offense, including but not limited to an offense involving a dishonest or fraudulent act, or conduct in violation of law or conduct that would constitute a basis for criminal conviction involving moral turpitude that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the employee ineligible for continued employment; or
(f)violation of any securities or commodities laws, any rules or regulations pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company is a member, or violation of any similar law, regulation, ordinance or licensing requirement applicable to employees of financial institutions; or conduct that may reasonably be expected to have an adverse effect on the on the financial interest or business reputation of the Company or an affiliated company; or
(g)serious violation of Company rules or corporate policies; or
(h)any other statutory reasons for a summary dismissal under applicable laws and regulations.

The foregoing does not represent a complete list of all acts or omissions that may constitute grounds for a termination for Cause. The Plan Administrator will have the sole discretion to determine whether a particular individual’s employment has been terminated for Cause, and its determination will be final and binding upon the Company and that individual.

Section VII, B, c, i

Paragraph (a) is replaced in its entirety as follows:

(a)Injury, ill-health or disability causing the Participant to be unable to return to work after the Participant’s medical treatment period has already expired.

Section VII, B, c, i is amended by the addition of the following wording:

27    Wells Fargo Bonus Plan

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;
C.France
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in France.

Section VII, B, c, i

The following paragraph shall be added to this section of the Plan:

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.

In this section, the applicable definition of “Cause is supplemented with the following subsections:

(h)any act of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
(i)any material breach of the Company’s policies, including the Personal Account Dealing Policy from time to time in force;
(j)infringement of any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
(k)any failure to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or a failure to pass such regulatory exams as prescribed by the Company from time to time;
(l)the Participant acted in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
(m)the Participant becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
(n)the Participant engaged in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by any relevant regulator to do so, or the Participant failed to complete, if necessary, the fit and proper questionnaire for any relevant regulator;
(o)the Participant otherwise adversely affected the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
(p)any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.

28    Wells Fargo Bonus Plan

Section VIII, L

The following shall be added:

"Participants who are located in France acknowledge the following in writing:

“You further acknowledge that it is your express wish that the Plan, as well as all documents, notices or summaries relating to the Plan be drawn up in English."

"Vous reconnaissez également que le Régime, ainsi que tous les documents, avis ou résumés s'y rapportant ont été rédigés en langue anglaise à votre demande expresse."
D.Germany
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Germany.

Section VII, B, c, i

The following paragraph shall be added to this section of the Plan:

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.

In this section, the applicable definition of “Cause” (as referred to in Section II above) is supplemented with the following subsections:

(h)any act of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
(i)any material breach of the Company’s policies, including the Personal Account Dealing Policy, from time to time in force;
(j)infringement of any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
(k)any failure to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or failure to pass such regulatory exams as prescribed by the Company from time to time;
(l)the Participant acted in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
(m)the Participant becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
(n)the Participant engaged in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by any relevant regulator to do so, or the Participant failed to complete, if necessary, the fit and proper questionnaire for the relevant regulator;
29    Wells Fargo Bonus Plan

or the Participant otherwise adversely affected the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
(o)any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
E.Hong Kong
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Vietnam:

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

F.India
Notwithstanding other language in the Plan to the contrary, the following statement shall apply in interpreting the provisions of the Plan for any Participant employed by an Employer in India:

Any reference to ‘bonus’ or ‘incentive’ or ‘Award’ in the Plan shall be read and construed as meaning an incentive payment that a Participant may be eligible to receive subject to the terms of the Plan. For the avoidance of doubt, a reference to ‘bonus’ or ‘incentive’ or ‘Award’ in the Plan is not indicative of any entitlement or potential entitlement to a profit-based bonus under the Payment of Bonus Act 1965, as amended, or any other applicable laws or regulations.

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;
G.India – Wells Fargo International Solutions Private Limited
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by Wells Fargo International Solutions Private Limited.

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Section V, C

This part is amended as follows:

The Wells Fargo India Board, Wells Fargo India Managing Director, and the head of Finance Shared Services Group must approve the aggregate value of Awards for Wells Fargo India. Notwithstanding the foregoing, Awards to Executive Officers and members of the MCRG are subject to the approval of the HRC.

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date subject to the retirement conditions as set forth in the Employee Handbook, may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;
H.Ireland
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Ireland.

Section VII, B, c, i

The following paragraph shall be added to this section of the Plan:

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)any act of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
(i)any material breach of the Company’s policies, including the Personal Account Dealing Policy, from time to time in force;
31    Wells Fargo Bonus Plan

(j)infringement of any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
(k)any failure to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or failure to pass such regulatory exams as prescribed by the Company from time to time;
(l)the Participant acted in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
(m)the Participant becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
(n)the Participant engaged in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by any relevant regulator to do so, or the Participant failed to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affected the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
(o)any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
I.    Japan
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Japan.

Section VII, B, c

In this Section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)the Participant neglects or fails (otherwise than by reason of accident or ill health), or refuses to carry out the lawful instructions of the Company, within the scope of the duties required of the Participant; or
(i)the Participant commits any act of discrimination or harassment; or
(j)the Participant is absent from work without justifiable excuse for a continuous period of fifteen calendar days or more; or
(k)the Participant is found to have falsified, omitted or provided inaccurate information to the Company or its vendors during the background check process; or
(l)the Participant is declared bankrupt, becomes insolvent or enters into an arrangement with creditors; or
(m)there are any other grounds considered reasonable under the Labor Standards Act.

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Capitalized terms (other than “Participant”) are defined in the Participant’s employment agreement.

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;
J.Korea
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Korea.

Section VII, B, c

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)there is a decision on dismissal by the Disciplinary Action Committee for intentional or serious mistakes made on a critical job;
(i)the Participant obtains employment by misrepresenting any important fact in the documents submitted or information given to the Company such as name, age, education and employment history, etc. or while Participant misrepresents their position within the Company;
(j)the Participant misuses their title or job to pursue their own interest;
(k)the Participant is absent without permission and/or proper communication with the Company for a continuous period of three (3) days or for a total of six (6) days in any one calendar year period;
(l)the Participant misuses the funds, machinery, instruments, facilities or any other property of the Company in order to pursue his or her own interest;
(m)the Participant engages in other business without approval from the Company ;
(n)the Participant possesses, transfers, purchases, sells or uses any controlled substances without obtaining a valid written medical or pharmaceutical prescription;
(o)the Participant possesses or uses firearms or other potentially lethal weapons;
(p)the Participant engages in any illegal labor dispute activity or other illegal collective action;
(q)the Participant alters or falsifies Company documents;
(r)the Participant, intentionally or by gross negligence, causes substantial damage to the Company;
(s)the Participant deliberately obstructs Wells Fargo’s normal business;
(t)the Participant holds a meeting, posts or distributes written materials, or conducts any other similar activities within Wells Fargo premises in breach of the Company’s applicable policies and/or without the Company’s advance permission;
(u)the Participant carries out political activities in the work place or other facilities of Wells Fargo;
(v)for any other ground permitted under the Labor Standards Act.

Capitalized terms (other than “Participant”) are defined in the Participant’s employment agreement.

Section VII, B, c, i

33    Wells Fargo Bonus Plan

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date will be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;
K.Netherlands
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the Netherlands.

Section VII, B, c, i

The following paragraph shall be added to this section of the Plan:

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.
L.The Philippines – Wells Fargo International Solutions LLC - Philippines
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by Wells Fargo International Solutions, LLC-Philippines.

Section V, C is amended as follows:

The Wells Fargo Philippines Board, Managing Director, and the Head of Finance Shared Services Group must approve the aggregate value of Awards for Wells Fargo Philippines. Notwithstanding the foregoing, Awards to Executive Officers and members of the MCRG are subject to the approval of the HRC.

34    Wells Fargo Bonus Plan

Section VII, B, c, i

(a)“Authorized Causes” as defined under the Labor Code of the Philippines, such as,
i.Installation of labor saving devices;
ii.Closure of establishment;
iii.Reduction of personnel due to:
a.Redundancy; or
b.Retrenchment to prevent losses; and
iv.Termination due to disease.

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date will be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

The applicable definition of “Cause” referred to in this section is supplemented as follows:

Cause refers to “Just Cause” and shall include, but shall not be limited to, the termination of the Participant’s employment due to:

a)the Participant commits any act of discrimination or harassment; or
b)the Participant engages in any civil wrong or conduct of a criminal nature (including but not limited to assault, theft and fraud) or any other conduct which in the reasonable opinion of the Company may seriously impact on the Participant's ability to perform the duties of the Position or is likely to significantly damage the reputation or business of the Company; or
c)any other ground considered just cause under the Labor Code or other applicable law.
M.Singapore
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Vietnam:

Section VII, B, c, i

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

N.Sweden
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Sweden.

Section VII, B, c, i

The following paragraph shall be added to this section of the Plan:
35    Wells Fargo Bonus Plan

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.
O.Taiwan
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Taiwan.

Section VII, B, c

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)misrepresents any fact at the time of signing a labor contract in a manner which might mislead the Company and thus caused the Company to sustain damage therefrom;
(i)commits a violent act against or grossly insults the Company or agent of the Company, or a fellow worker;
(j)has been sentenced to temporary imprisonment in a final and conclusive judgment, and is not granted a suspended sentence or permitted to commute the sentence to payment of a fine.
(k)is, without good cause, absent from work for three consecutive days, or for a total six days in any month;
(l)commits an act or omission for which, in the Company’s opinion, the Participant’s employment can be terminated without notice or payment in lieu in accordance with the Labor Standards Act of Taiwan.

Section VII, B, c, i

Paragraph (c) is replaced in its entirety with the following:

(c)Layoff (i.e., where the Participant's employment was terminated due to one of the following situations:
i.The Company's businesses are suspended, or have been transferred;
ii.The Company's businesses suffer an operating losses, or business contractions;
iii.Where force majeure necessitates the suspension of business for more than one month; and / or
iv.Where the change of the nature of business necessitates the reduction of workforce and the Participant cannot be reassigned to other suitable positions.)

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

P.United Arab Emirates (Dubai)
36    Wells Fargo Bonus Plan

Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the United Arab Emirates.

Section VII, B, c

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
(i)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
(j)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
(k)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;
(l)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
(m)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
(n)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
(o)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
Q.United Kingdom
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the United Kingdom.

Section VII, B, c, i

37    Wells Fargo Bonus Plan

The following paragraph shall be added to this section of the Plan:

(d)where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term. For the avoidance of doubt, Participants employed under a fixed-term contract must be employed on September 30 of the Plan Year to be considered for an Award for that Plan Year.

Section VII, B, c

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)any act of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
(i)any material breach of the Company’s policies, including the Personal Account Dealing Policy, from time to time in force;
(j)infringement of any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
(k)any failure to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or a failure to pass such regulatory exams as prescribed by the Company from time to time;
(l)the Participant acted in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
(m)the Participant becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
(n)the Participant engaged in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by any relevant regulator to do so, or the Participant failed to complete, if necessary, the fit and proper questionnaire for any relevant regulator;
(o)the Participant otherwise adversely affected the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
(p)any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
R.Vietnam
38    Wells Fargo Bonus Plan

Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Vietnam:

Section VII, B, c, i

In this section, the applicable definition of “Cause” (as defined in Section II above) is supplemented with the following subsections:

(h)the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after at least two written notifications by the Company or an affiliated company; or
(i)any violation of the Company’s employment policies or procedures including but not limited to the Code of Ethics and Business Conduct, Information Security Policy or Compliance and Risk Management Accountability Policy, Internal Labor Regulations that are subject to dismissal under the Vietnamese labor law and/or the Company's Internal Labor Regulations; or

Section VII, B, c, i is amended by the addition of the following wording:

(d) Retirement – A Participant who has been required to retire prior to the Award Payment Date may be considered for an Award. For purposes of pro-rated incentive eligibility, a Participant is considered “retired” if the termination is entered in the Human Resources system of record as a retirement. In the event a Participant ceases to be employed by their Employer on this ground prior to September 30 of the Plan Year, they may still be considered for an Award;

39    Wells Fargo Bonus Plan

Wells Fargo Bonus Plan

The Plan is effective January 1, 2021 and replaces all previous Plans.

© 2021 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.

2    Wells Fargo Bonus Plan

3    Wells Fargo Bonus Plan

I.Purpose of the Plan

The Wells Fargo Bonus Plan (the “Plan”) is a discretionary annual incentive plan focused on appropriate risk management, employee performance and business outcomes and is aligned with Wells Fargo’s compensation principles: Pay for performance; Promote effective risk management; Attract and retain talent.

Awards paid out under the Plan are not included when calculating any benefits based on salary. Awards are also not a component of salary due to the Participant at the end of the Participant’s employment with Wells Fargo. An Award under this Plan is not guaranteed, and payment of an Award for one Plan Year does not guarantee the payment of an Award in any subsequent Plan Year. In addition, Awards may be eliminated or reduced at the discretion of Wells Fargo, regardless of Participant eligibility.

The Country Appendix included in this document addresses regulatory or country-specific requirements. To the extent a Participant works for a Wells Fargo entity in a jurisdiction covered by the Country Appendix, or otherwise is subject to additional remuneration requirements in accordance with applicable local laws and regulations, the provisions described in the Country Appendix or any supplemental document referred to therein shall govern the application of the applicable Plan provisions to the Participant. For the avoidance of doubt, references to “Country Appendix” in this Plan include supplemental documents referred to in the Country Appendix.
II.Definitions

Term/Acronym	Definition
Applicable Laws and Policies	All rules, laws, guidance, regulations and all enterprise and business-specific corporate policies and procedures (including “Related Information” and documents referenced in the policies), applicable to the Participants as a Wells Fargo employee and/or the performance of the Participant’s job duties in the Participant’s Wells Fargo position.
Award	Any incentive compensation provided under the Plan.
Award Payment Date	Calendar date on which payroll initiates delivery of the Award to a Participant.
Cause (Definition applicable only to International Participants.)
For purposes of Section VII, B, c, “Terminations – International Participants,” Cause includes, but is not limited to, the termination of the Participant’s employment where such termination involved one or more of the following grounds (unless the term Cause is otherwise replaced by a country-specific definition in the Country Appendix):
(a) the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after written notification by the Company or an affiliated company, and the failure of the Participant within thirty (30) calendar days of such notification to correct such breach, failure or refusal (other than failure by reason of incapacity due to physical or mental illness); or
(b) the commission of any fraud, misappropriation, embezzlement or other dishonest act that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
(c) any act of gross insubordination or willful misconduct; or

4    Wells Fargo Bonus Plan

Term/Acronym	Definition

(d) reporting to work under the influence of alcohol, narcotics or unlawful controlled substances, any violation of the Company's employment policies, key compliance policies or procedures, including but not limited to the Code of Ethics and Business Conduct (or the Code applicable to the Participant’s line of business), Anti-Bribery and Corruption Policy, Information Security Policy; and Risk Management Accountability Policy; or
(e) conviction of a felony, or of a misdemeanor involving a dishonest or fraudulent act, or conduct in violation of law or conduct that would constitute a basis for criminal conviction of a felony or of a misdemeanor involving moral turpitude that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
(f) violation of any securities or commodities laws, any rules or regulations pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company is a member, or violation of any similar law, regulation, ordinance or licensing requirement applicable to employees of financial institutions; or conduct that may reasonably be expected to have an adverse effect on the financial interest or business reputation of the Company or an affiliated company.
The foregoing does not represent a complete list of all acts or omissions that may constitute grounds for a termination for Cause. Cause also includes such other acts or omissions recognized as constituting cause (or its closest equivalent, such as grounds for summary dismissal) in a particular work location under applicable law, or the Participant’s employment agreement, or the policies in the work location. The Plan Administrator has the sole discretion to determine whether a particular individual’s employment has been terminated for Cause for the purposes of Plan administration, and its determination is final and binding upon the Company and that individual.

Company or Wells Fargo	Wells Fargo & Company, its subsidiaries and affiliates.
Corporate Transaction	Includes, but is not limited to, a transaction where another company contractually agrees to either acquire all or any portion of the assets, stock, or operations of Wells Fargo and/or enters in to some other business arrangement with the Company.
Country Appendix	Identifies where individual country regulations/laws require deviation from the terms in this Plan and addresses those differences.
Displacement (applicable only to US Participants)	A position elimination, substantial position change or other qualifying event described in the Wells Fargo & Company Salary Continuation Pay Plan (the “SCP Plan”) resulting in the termination of the Participant’s employment.
Earn or Earned
An Award will be deemed “Earned” under the Plan when all of the terms and conditions under the Plan have been satisfied with respect to an Award, including:
(a) the Participant’s manager has determined the Participant has met the criteria set forth in Section IV;
(b) the Participant’s manager has completed a performance evaluation per the requirements of the Performance Management Framework;

5    Wells Fargo Bonus Plan

Term/Acronym	Definition

(c) the Participant's manager has completed an Award recommendation for the Participant;
(d) recommendations have been approved by the Plan Administrator; and
(e) the HRC has approved Plan funding and authorized the payment of Awards.

Employer	The Wells Fargo entity that employs the Participant.
Executive Officer
Operating Committee Member, the Company’s Management Committee Review Group (“MCRG”) or any other Covered Employee in Management as such term is defined in the Company’s Incentive Compensation Risk Management Policy.

HRC	The Human Resources Committee of Wells Fargo & Company’s Board of Directors.
LTCAP
The applicable Long-Term Cash Award Plan (“LTCAP”) governing the terms of long-term cash awards, as follows:
1.For US Participants, it is the Wells Fargo & Company Long-Term Cash Award Plan; and
2.For International Participants, it is the Wells Fargo & Company Long-Term Cash Award Plan for International Employees.

LTICP	The Wells Fargo & Company Long-Term Incentive Compensation Plan which governs equity Awards such as Restricted Stock Rights (RSRs).
Misconduct	Inappropriate, unethical, or unlawful behavior on the part of employees or individuals acting on behalf of the Company, caused by deliberate actions or business practices.
Misconduct Accountability Program (MAP)
Aligns and strengthens the connection between Wells Fargo’s behavioral expectations and compensation principles.
The program’s objective is to implement a consistent approach for how conduct impacts employees’ performance evaluations and incentive compensation, and helps managers reinforce employee accountability related to conduct.

Operating Committee Member	Senior managers who are direct reports to the Chief Executive Officer (“CEO”) of the Company.
Participant	An employee who meets the eligibility and qualifying criteria for participation in this Plan set forth in Section IV. A US Participant refers to a Regular or Part-Time Employee on a US-based payroll; an International Participant refers to an employee on an International-based payroll.
Part-Time Employee (applicable only to US Participants)	An employee scheduled with standard hours of at least 17.5 and less than 30 hours per week (other than those classified as flexible).
Performance Expectations	Provided to employees under the Performance Management Framework, which may include objectives, risk management and other components.
Performance Period	The applicable period of time, within the Plan Year, under which a Participant’s performance is evaluated for purposes of Award recommendation.
Plan Administrator	The head of Human Resources and the head of Total Rewards of the Company, each of whom may act individually or jointly as the Plan Administrator.
6    Wells Fargo Bonus Plan

Term/Acronym	Definition
Plan Year	The 12-month period beginning each January 1 and ending on the following December 31.
Regular Employee (applicable only to US Participants)	An employee scheduled with standard hours of 30 or more per week (other than those classified as flexible).
Retirement	Unless otherwise specified in the Country Appendix, for purposes of the Plan, a Participant is considered “retired” if the termination is entered in the HR system of record as a retirement.
STAR Assignment (applies only to US Participants)
The Short-Term Assignment Resource (STAR) program provides opportunities for active short-term work assignments to Wells Fargo employees who have received written notification of displacement or are on Salary Continuation Leave under the Wells Fargo & Company Salary Continuation Pay Plan.

III.Plan funding
The HRC determines whether a bonus pool will be funded and Awards will be paid under the Plan. Establishment of the pool is not a guarantee that Awards will be paid to Participants, nor does it guarantee the amount of any Award payable to an individual Participant.

IV.Plan eligibility and qualification

Participants who meet all eligibility and qualifying criteria may be considered for an Award under the Plan. Satisfaction of all eligibility and qualifying criteria is not a guarantee of any Award of any amount under the Plan.
A.Eligible Roles
A variety of roles across Wells Fargo are eligible to participate in the Plan. Eligibility to participate is defined by the job.
B.Service Requirement

The employee must have actively worked in a Wells Fargo Bonus Plan-eligible job, classified as Part-time or Regular, for a minimum of three calendar months during the Plan Year to become a Participant in the Plan. To be counted as a “month worked,” the employee must be in the job on or before the 15th of the month. External new hires and newly eligible employees must be in their role on or before September 30 of the Plan Year to be eligible to participate in the Plan.
C.Employment Status
a.US Participants
A US Participant must be employed by Wells Fargo as of the Award Payment Date, in order to be eligible to be considered for an Award under the Plan, unless otherwise noted below.
i.Exceptions
Exceptions may be made if the Participant’s employment terminated prior to the Award Payment Date as a result of the Participant’s Retirement, death, a Corporate Transaction, or Displacement as set forth in Section VII .
7    Wells Fargo Bonus Plan

ii.Star Assignments
A US Participant on a STAR Assignment is eligible for a prorated Award provided their former job was Plan-eligible and Award Qualifiers and Service Requirements are met. The time in the STAR Assignment job does not apply to the determination of the Award.

b.International Participants
An International Participant must be employed by Wells Fargo, and not serving out a period of notice either given by Wells Fargo or the Participant as of the Award Payment Date, in order to be eligible to be considered for an Award under the Plan, unless otherwise noted below.
i.Exceptions
Exceptions may be made if the Participant’s employment terminated prior to the Award Payment Date because of a “good leaver event” as set forth in Section VII (Employment Changes) (or, where applicable, Country Appendix) or death, despite the Participant not being employed on the Award Payment Date or serving out a period of notice.
D.Award Qualifiers
To be eligible for an Award under this Plan, the Participant is expected to meet the following Award qualifiers. Failure to meet one or more qualifiers may result in a reduction or elimination of the Award.

a.Risk Management
A Participant is expected to effectively manage all risk associated with their position as set forth in Wells Fargo’s Risk Management Accountability Policy, including, but not limited to, compliance, model, operational, credit, interest rate, liquidity, reputation and strategic, as applicable.

b.Policy, Law and Regulatory Compliance
A Participant is expected to comply with all Applicable Laws and Policies including, but not limited to Wells Fargo’s employment policies, Work Rules, Standing Orders, Internal Labor Regulations, and/or Company Regulations (or documents with a similar purpose and intent, however named 1.

c.Conduct
A Participant is expected to adhere to ethical and honest business practices. Violation of the terms or the spirit of the Plan and/or Wells Fargo’s Code of Ethics and Business Conduct, or other Applicable Laws and Policies, by the Participant, or Misconduct, are grounds for disciplinary action, including disqualification from participation in the Plan (including Awards payable under the terms of the Plan) and/or immediate termination of employment.

Conduct-related disciplinary or corrective action (such as a final notice or formal warning) will be considered in the evaluation of a Participant’s Award and, if warranted, will result in the Award being adjusted or denied. Other disciplinary or corrective action may also result in an adjustment or denial of a Participant’s Award, as warranted. Additional performance adjustment and/or forfeitures may be made to any deferred Awards. A Participant, who violates the spirit of the Plan by engaging in inappropriate behavior to receive incentive compensation under this Plan or increase their opportunity for incentive compensation under this Plan, as determined by the Plan Administrator, becomes immediately ineligible to participate in the Plan.

[1] If a Participant has a question about the policies and procedures applicable to his/her role, the Participant should promptly contact his/her manager to understand where the Participant can find his/her group’s policies and procedures.
8    Wells Fargo Bonus Plan

V.Awards
Awards under the Plan are made in the sole and absolute discretion of Wells Fargo and the Plan Administrator, with recommendations from business unit managers and approvals from senior management. There is no guarantee that an incentive of any amount will be awarded to any Participant, regardless of eligibility.

A.Proration of Incentive Award
Under circumstances in which proration is applied to the incentive Award, it is determined based on the number of calendar months the Participant worked in an eligible role during the Plan Year. A calendar month is credited when on of two things occur:
•Participant works from the 1st through the 15th of the month; or
•Participant starts on or before the 15th of a month and works through the end of the month.

B.Award Recommendation

The Participant’s manager is responsible for determining whether the Participant has met the Award Qualifiers and other terms of the Plan, prior to providing an incentive recommendation. The incentive recommendation should be primarily based on an evaluation of the performance of the Participant and in consideration of the performance of the line of business and the Company.
C.Mandatory Deferral of Awards
The HRC or Plan Administrator shall determine whether an Award is paid in cash or equity or a combination thereof and at what level such awards shall be subject to deferral whether in cash or equity. Deferred Awards shall be paid in the form of long-term incentives, subject to the terms and conditions of the applicable long-term incentive compensation plan and respective Award agreement.

(See Section VI, B "Delivery.")
D.Approvals
Award recommendations are subject to review and approval through the management hierarchy. Management may modify or deny the initial recommendation. Operating Committee Members must approve the aggregate value of Awards for that business upon the conclusion of the annual review cycle performed by the Participant’s line of business. Awards for Executive Officers are reviewed and approved by the Board of Directors, HRC, or Wells Fargo Chief Executive Officer as required by charter and policy.

9    Wells Fargo Bonus Plan

Individual Participant Award corrections and any changes resulting from the dispute review process that occur at a later date may be approved solely by the head of Total Rewards Governance, Compensation Design & Delivery with the exception of those Participants that are under the governance of the Board of Directors, HRC, or Wells Fargo Chief Executive Officer. Notwithstanding the foregoing, Awards to Executive Officers are subject to the approval of the HRC.

VI.Award payment
A.Timing
a.US Participants
Awards for US Participants will be paid no later than two and one-half months into the calendar year following the end of the Plan Year.

b.International Participants
Awards for International Participants will be paid no later than the regularly scheduled payroll for the month of March of the calendar year following the end of the Plan Year, unless otherwise specified in the Country Appendix covering the Participant.

The determination of a Participant’s eligibility for, and payment of, an Award may be delayed if there is a formal investigation or review of the Participant’s conduct in progress on the Award Payment Date, the outcome of which may be dispositive of whether the Participant has met the Award Qualifiers, until such time that a decision that the Participant has met the Award Qualifiers and a final evaluation of the Participant’s performance is made.
B.Delivery
Awards may be paid in the form of short-term cash or long-term Awards (cash or equity), or a combination thereof, at the HRC’s discretion, at the discretion of the Plan Administrator, or as required by applicable law, regulation or guidance. To the extent all or a portion of an Award is paid in the form of an equity-based Award under the LTICP, the equity-based Award is subject to the approval of and to terms and conditions as approved by the HRC in accordance with the provisions of the LTICP and as reflected in the applicable Award agreement. To the extent all or a portion of an Award is paid in the form of long-term cash, it will be provided under the LTCAP, subject to such terms and conditions of the appropriate LTCAP and as reflected in the applicable Award agreement.

For International Participants, any cash Awards are determined and paid in local currency unless determined otherwise by the Company in its discretion. The exchange rate conversion to local currency is determined at the complete discretion of Wells Fargo.
VII.Employment changes
A.Leaves of absence

10    Wells Fargo Bonus Plan

If a Participant goes on a leave of absence (“Leave”) during the Plan Year and does not terminate their employment prior to the Award Payment Date, they may be considered for an Award.

When determining the Award for a Participant who is or was on leave during the Plan Year, the manager should take into consideration the Participant’s achievements and contributions to the team and business over the Performance Period.

B.Changes in employment status
a.Transfers
The following applies for a Participant who transitions between eligible and not eligible roles under the Plan. This applies to both non-eligible jobs and jobs that are eligible for other incentive plans.
•The Participant must meet the criteria set forth in Section IV; and
•The incentive Award is prorated based on the number of calendar months the Participant was in the Plan-eligible role.
The following applies for a Participant who transitions between two or more eligible roles under the Plan:
•The Participant must meet the criteria set forth in Section IV; and
•The Participant's incentive Award would be prorated based on time spent in each role.

In any situation in which the role transition involves a change in reporting manager, the current manager is responsible for making the Award recommendation and should consult with the former manager on the recommendation whenever possible.
b.Terminations – US Participants
A Participant whose employment is terminated prior to the Award Payment Date is not eligible to participate in the Plan, unless otherwise noted below. Other eligibility and service requirements as set forth in Section IV unrelated to employment status on Award Payment Date must be met. Award recommendations for a Participant whose employment is terminated under the following events will follow the normal course of payment timing and be based on Plan funding, individual performance, and prorated by the number of months worked during the Plan Year prior to termination (with the exception of Corporate Transactions, as determined by the Plan Administrator).

i.Retirement
A Participant who retires prior to the Award Payment Date may be considered for an Award.

ii.Displacements
A Participant who receives notice of a qualifying event under the Wells Fargo & Company Salary Continuation Pay Plan (“SCP Plan”) and whose position is eliminated prior to the Award Payment Date, may be considered for an Award. The Notice Period (as defined by the SCP Plan) is applied to the determination of both the Service Requirement and pro-ration calculation. The non-working portion of the Notice Period may not be considered to satisfy the “actively at work” requirement.

iii.Corporate Transactions

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In the event of an involuntary termination due to a Corporate Transaction prior to the Award Payment Date, a Participant may be considered for an Award.

iv.Death
In the event of a Participant’s death, prior to the Award Payment Date, the Participant may be considered for an Award.

c.Terminations – International Participants
If a Participant is serving out a notice period (whether given by Wells Fargo or the Participant for any reason whatsoever), on the Award Payment Date or is otherwise no longer employed on the Award Payment Date, the Participant shall not be eligible to be considered for an Award.
However, if the reason for the Participant’s cessation of employment is a “Good Leaver Event”, then despite the Participant not being employed on the Award Payment Date, or serving out a period of notice, the Participant may be considered for a prorated Award.

i.“Good Leaver Events”
A “Good Leaver Event” means that the Participant has ceased to be an employee of Wells Fargo or an affiliate by reason of:

1.retirement – unless otherwise specified in the applicable Country Appendix, for purposes of participation in the Plan, a Participant is considered “retired” if the termination is entered in the HR system of record as a retirement;

2.injury, ill-health, or disability causing the Participant to be absent from work for a period of 182 days (whether or not consecutive) in any period of twelve (12) months;
3.the Participant’s office or employment, by virtue of which the Participant is eligible for an Award, being transferred to a person or entity that is not an affiliated company of Wells Fargo; or

4.redundancy (i.e., where Wells Fargo or an affiliated company has determined that the Participant’s position or role shall be discontinued and is expressly dismissed by reason of redundancy. For the avoidance of doubt, the Participant is not redundant if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the discontinuance of the Participant’s position or role).

A Participant whose employment ends due to Cause, or where one of the reasons for the end of employment falls within the definition of Cause, shall not qualify for a Good Leaver Event.

A Participant may be asked to furnish evidence to support a finding that there is a Good Leaver Event in respect of the Participant.

In addition to the Award Qualifiers identified in Section IV, D, a Participant will also be required (as a condition of Good Leaver Event treatment) to sign a release of all claims on terms acceptable to their Employer following termination of employment in order to be eligible for any Award under the Plan following the effective date of termination.

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For the avoidance of doubt, this provision on Good Leaver Events does not give rise to any contractual right to receive an Award.

ii.Corporate Transactions
In the event of an involuntary termination due to a Corporate Transaction during the Plan Year or prior to the Award Payment Date, a Participant may be considered for an Award.

iii.Death
In the event of a Participant’s death, the Participant may be considered for an Award. For the avoidance of doubt, this provision does not give rise to any contractual right to receive an Award.

VIII.Plan administration
A.Plan Administrator
The Plan Administrator has full discretionary authority to administer and interpret the Plan and may, at any time, delegate to personnel of Wells Fargo such responsibilities as it considers appropriate to facilitate the day-to-day administration of the Plan. Except with respect to Executive Officers, the Plan Administrator’s authority includes approving, denying or adjusting a Participant’s Award amount or Award recommendation and approving special discretionary payments for Participants who do not meet Service Requirement or Employment Status eligibility terms. The Plan Administrator will consult with such control function partners as appropriate prior to taking any action impacting a Plan Participant.

The HRC has the authority to make any and all decisions with respect to Awards under the Plan (including special discretionary payments) to Executive Officers.

Plan commitments or interpretations (oral or written) by anyone other than the Plan Administrator, the HRC, or a delegate appointed by either the Plan Administrator or HRC, are invalid and will have no force or effect upon the policies and procedures set forth in this Plan.

In the event of any conflict between the Plan and oral or written communications, summaries, or overviews of, the Plan, the specific terms of this Plan or any official amendments to this Plan will control.
B.Payments subject to Applicable Laws and Policies
The determination and payment of any Award under the Plan is subject to the conditions and restrictions imposed under any applicable law, rules and regulations. A Participant’s rights to or receipt of compensation under the Plan may be limited, modified, delayed, cancelled or recovered to ensure compliance with all such applicable laws, rules, regulations and guidance that may be issued from time to time.
C.Disputes
If a Participant has a dispute regarding their Award under the Plan:

a.A US Participant should attempt to resolve the dispute with the manager of their business unit. If this is not successful, the Participant should prepare a written request for review addressed to Compensation Delivery. The request for review should include any facts supporting the Participant’s request as well as any issues or comments the Participant deems pertinent. Written requests may be submitted via email to: compensationdelivery@wellsfargo.com

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Compensation Delivery sends a written response documenting the outcome of this review to the Participant no later than 60 days following the date of the Participant’s written request. (If additional time is necessary, the Participant will be notified in writing.) The determination of this request will be final and conclusive upon all persons.

b.An International Participant should attempt to resolve the dispute with the manager of their business unit. If this is not successful, the Participant should refer to the local grievance or dispute resolution procedure applicable to other employment-related grievances at the Participant’s work location. If a formal grievance or dispute resolution procedure does not exist at the Participant’s work location, the Participant should prepare a written request for review addressed to the Participant’s Human Resources representative and the Plan Administrator within 60 days following the date on which the Award was paid (or would have been paid under the terms of the Plan). The request for review should include any facts supporting the Participant’s request as well as any issues or comments the Participant deems pertinent. The Plan Administrator, or his/her delegate, sends a written response documenting the outcome of this review to the Participant no later than 60 days following the date of the Participant’s written request. (If additional time is necessary, the Participant will be notified in writing.) The determination of this request will be final and conclusive upon all persons.
D.Overpayments
In the event a Participant is overpaid an Award, the amount not Earned may be recouped by Wells Fargo, subject to Applicable Laws and Policies. In the case of termination of employment, the Participant is expected to promptly repay Wells Fargo the portion of the Award amount that was paid but not Earned.
E.Performance Conditions and Clawbacks
All Awards granted under this Plan may be subject to performance conditions as reflected in any applicable reduction, recoupment, cancellation, malus or clawback policies, practices or provisions, or such other agreements, plans, policies or provisions, of the Company, as in effect from time to time, and any applicable reduction, recoupment, cancellation, malus or clawback requirements imposed under Applicable Laws and Policies. In addition, Participants in roles identified in Appendix A are subject to the requirements of Appendix A.
F.No Employment Right
Neither the action of Wells Fargo in establishing or maintaining the Plan, nor any provision of the Plan itself, shall be construed so as to grant any person contractual rights with respect to his or her employment or continued employment (or if applicable, additional contractual rights).

a.US Participants: The Plan is not an employment contract and participation in the Plan does not alter a Participant’s at-will employment relationship with Wells Fargo. Both the Participant and Wells Fargo are free to terminate the Participant’s employment relationship at any time for any reason. No rights in the Plan may be claimed by any person whether or not he/she is selected to participate in the Plan.

b.International Participants: Despite participation in the Plan, a Participant’s employment relationship with Wells Fargo may be terminated at any time in accordance with the Participant’s employment contract, applicable policies and rules at the Participant’s work location, and subject to applicable law. The Plan does not form part of a Participant’s contract of employment, unless otherwise required by applicable laws.

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No person shall acquire any right to an accounting audit or to examine the books or the affairs of Wells Fargo.
G.Amendment or termination of the Plan
The Board of Directors of Wells Fargo & Company or the HRC may amend, suspend or terminate the Plan or any incentive Award or Award recommendation at any time, for any reason. The Plan Administrator may amend the Plan to the extent consistent with its authority to administer Plan under Section VIII, A, including to revise any country-specific Appendix to comply with the laws governing the jurisdiction under which a Participant subject to such Appendix is located. The Plan Administrator will consult with such control function partners as appropriate in connection with any such amendment.
H.Assignment
No Participant has any right or power to pledge or assign any rights, privileges, or Awards provided for under the Plan unless the Plan provides that Awards may be allocated to certain eligible recipients.
I.    Unsecured Obligations
Awards under the Plan are unsecured obligations of the Company.
J.Validity
In case any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining parts of the Plan. Instead, this Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

K.Withholding Taxes and Deductions
Wells Fargo shall deduct from all payments under the Plan an amount necessary to satisfy the relevant statutory deductions for income tax, pension and social insurance and/or other applicable statutory pension and/or special/labor insurance contribution deductions required to be taken under the law of the jurisdiction governing the Participant; provided however, the Participant is responsible for appropriate reporting and remittance of taxes and other statutory contributions in relation to incentive payments under this Plan where required in their locations.
L.Governing Language
To the extent that this Plan or any other document related to this Plan is made available in local language and English versions for any jurisdiction, should there be any difference in interpretation, the English version will prevail and the relevant local language version shall be deemed to be automatically amended to conform with, and to make the relevant local language version consistent with, the English version.

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M.Governing Law and Jurisdiction
The Plan shall be construed, administered and governed in accordance with the laws of the jurisdiction governing the Participant. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue in full force and effect.
N.IRS Section 409A for Participants on US-Based Payroll
To the extent that an Award is paid in cash under the Plan no later than two and one-half months following the end of the Plan Year, Wells Fargo intends such Award to qualify as a short-term deferral exempt from the requirements of Internal Revenue Code Section 409A. If, however, it is administratively impracticable to pay an Award within two and one-half months following the end of the Plan Year (generally March 15th) or a payment is delayed due to an unforeseeable event, payment will be made as soon as administratively possible but in no event later than the end of such calendar year. In the event an Award payable under the Plan does not qualify for treatment as an exempt short-term deferral, such amount will be paid in a manner that will satisfy the requirements of Internal Revenue Code Section 409A and applicable guidance thereunder.

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IX.Appendix A – Specified jobs subject to additional Award payout criteria

Notwithstanding other language in the Plan to the contrary, Participants within the Plan that are in specified jobs in Commercial Banking, Investment Portfolio, and Renewable Energy & Environmental Finance (REEF) are subject to risk performance criteria and performance-based vesting of Awards (see Section V. Awards) as described herein:
A.Specified Jobs
a.Middle Market Banking

Job Title/Job Code	Job Title/Job Code	Job Title/Job Code
Commercial Bkg Region Exec (146385)	Corp Bnkg Mgr Rel Mgmt 3 (146050)	GIB Local Gvt Rel Manager 3 (246579)
Commercial Bkg Division Exec (146395)	Corp Bnkg Mgr Rel Mgmt 4 (146051)	GIB Local Gvt Rel Mgmt Mgr 1 (146364)
Commercial Bkg Market Rm Ldr (146394)	Corp Bnkg Portfolio Mgr 3 (246297)	SBA Lending Executive (122062)
Commercial Bkg Bbg Leader (146405 / N46289)	Corp Bnkg Portfolio Mgr 4 (246298)	Bus Relationship Mgr (246562)
Commercial Bkg Cross Sgmt Ldr (146406 / N46288)	Corp Bnkg Portfolio Mgr 5 (246468)	Bus Relationship Mgr-Ag (246551)
Commercial Bkg Mmb Leader (146404 / N46290)	Corp Bnkg Rel Mgr 2 (246092)	Bus Relationship Mgr-Industry (246552)
Coml Bkg Credit Team Manager (117186)	Corp Bnkg Rel Mgr 3 (246093)	Bus Relationship Mgr-Re (246553)
Coml Bkg Market Credit Lead (246642 / N46307)	Corp Bnkg Rel Mgr 4 (246094)	Sr Bus Relationship Mgr (246558)
Mid-Corp Relationship Leader (246625)	Corp Bnkg Rel Mgr 5 (246245)	Sr Bus Relationship Mgr-Ag (246559)
Coml Division Prtfolio Mgt Ldr (146403)	GIB Portfolio Mgmt Mgr 1 (146361)	Sr Bus Relationship Mgr-Industry (246560)
Commercial Portfolio Mgr 1 (246294 / N46198)	GIB Portfolio Mgmt Mgr 2 (146362)	Sr Bus Relationship Mgr-Re (246561)
Commercial Portfolio Mgr 2 (246295 / N46199)	GIB Portfolio Mgmt Mgr 3 (146363)	Prin Bus Relationship Mgr (246554)
Commercial Portfolio Mgr 3 (246587)	GIB Portfolio Mgr 1 (246574)	Prin Bus Relationship Mgr-Ag (246555)
Commercial Prtfolio Mgmt Mgr 1 (146366 / N46094)	GIB Portfolio Mgr 2 (246575)	Prin Bus Relationship Mgr-Industry (246556)
Commericial Prtfolio Mgmt Mgr 2 (146367 / N46306)	GIB Portfolio Mgr 3 (246576)	Prin Bus Relationship Mgr-Re (246557)
Commercial Rel Manager 2 (246002 / N46023)	GIB Rel Manager 2 (246570)	Business Banking Team Lead (146351)
Commercial Rel Manager 3 (246003 / N46024)	GIB Rel Manager 3 (246571)	Business Banking Manager 1 (146352)
Commercial Rel Manager 4 (246004 / N46025	GIB Rel Manager 4 (246572)	Business Banking Manager 2 (146167)
Commercial Rel Manager 5 (246195 / N46088)	GIB Rel Manager 5 (246573)	Business Banking Manager 3 (146169)
Commercial Rel Mgmt Manager 2 (146002 / N46142)	GIB Rel Mgmt Manager 2 (146357)	Business Banking Manager 4 (146238)
Commercial Rel Mgmt Manager 3 (146003 / N46076)	GIB Rel Mgmt Manager 3 (146358)	National Mid-Corp Credit Ldr (146421)
Commercial Rel Mgmt Manager 4 (146201)	GIB Rel Mgmt Manager 4 (146359)	MMB Mid-Corp Portfolio Mgr (446025)
Commercial Rel Mgmt Mgr 5 (146004)	GIB Rel Mgmt Mgr 5 (146360)	Mid-Corp Relationship Manager (446026)
Corp Bnkg Mgr Rel Mgmt 1 (146048)	GIB Local Gvt Rel Manager 1 (246577)	Professional Assgnmnt - Lender (255005)
Corp Bnkg Mgr Rel Mgmt 2 (146049)	GIB Local Gvt Rel Manager 2 (246578)	Leadership Assgnment - Lender (155002)

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b.Wells Fargo Commercial Capital

Job Title/Job Code	Job Title/Job Code	Job Title/Job Code
ABL National Credit Manager (146084)	Distributed Finance Commercial Leader (146416)	WFC Natl Portfolio Mgr (146140)
ABL National Underwriting Mgr (146284 / N462520)	DF Commercial Leader (146416)	WFCC Inv Fin Rel Mgr 1 (146354 / N46237)
ABL Portfolio Manager 1 (246547 / N46253)	EquipFin Credit Port Mgmt Mgr (146309)	WFCC Inv Fin Rel Mgr 2 (146355)
ABL Portfolio Manager 2 (246548 / N46254)	EquipFin Credit Port Mgr 1 (246466)	WFCC Inv Fin Underwriter 1 (546259 / N46240)
ABL Portfolio Manager 3 (246549 / N46255)	EquipFin Credit Port Mgr 2 (246467)	WFCC Inv Fin Underwriter 2 (246580 / N46041)
ABL Regional Credit Manager (146083 / N46103)	EquipFin Division Sales Mgr (146356 / N46265)	WFCC Inv Fin Underwriter 3 (N46244)
ABL Regional Underwriting Mgr (146285 / N17108)	EquipFin National Sales Mgr (146125 / N46220)	WFCC Inv Fin Underwriter 4 (N46245)
ABL Rel Manager 1 (246414 / N46162)	EquipFin Sales Manager (146008 / N46230)	WFCC Originations Leader (149318)
ABL Rel Manager 2 (246165 / N46063)	EquipFin Sr Market Sales Mgr (146009 / N46077)	WFCC Portfolio/Underwriting Leader (117185)
ABL Rel Manager 3 (246166 / N46018)	Factoring Credit Sr Rel Mgr (146006)	WFCC Structure & Executive Leader (146415)
ABL Rel Manager 4 (246167 / N46034)	Hd Equipment Finance (122043)	WFCF Business Group Leader (122243)
ABL Sales Associate 2 (N49081)	Hd of Global Receivables & Trd (120141)	WFCF Division Manager (122187 / N22010)
ABL Sr Rel Manager 1 (146081 / N46035)	Hd of WF Capital Finance (120029)	WFCF Hd of Commercial Services (122120)
ABL Sr Rel Manager 2 (146082 / N46011)	Head of Commercial Originations (149317)	WFCF Inv Fin Undrwrtr Mgr 1 (N46246)
ABL Sr. Portfolio Manager 1 (146368 / N46258)		WFCF Regional Manager (146237)
ABL Sr. Portfolio Manager 2 (146369 / N46257)	Head of Comml Dist Finance (122286)	WFCF Rel Consultant 1 (246566 / N46242)
ABL Underwriter 1 (246416 / N46163)	Non-Eval Whlsl Lender- Mgr (146992 / N46156)	WFCF Rel Consultant 2 (246567 / N46243)
ABL Underwriter 2 (246417 / N46164)	Non-Eval Whlsl Lender- Prof (246993 / N46994)	Professional Assgnmnt – Lender (255005)
ABL Underwriter 3 (246418 / N46165)	Strategic Investment Associate (246645)	Leadership Assgnment – Lender (155002)
CDF Regional Manager (N49117)	WF Comml Capital Leader (146380 / N46270)

c.Investment Portfolio
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d.Renewable Energy & Environmental Finance (REEF)
Specified jobs in the Plan may be added, removed, or revised throughout the Plan Year at the discretion of the Plan Administrator, in consultation with control function partners, as appropriate.
B.Risk Performance
a.Each Participant will be assessed for risk for the Performance Period in accordance with the Performance Management policy. Risk performance will be reviewed for the entire Performance Period, even if the Participant changes jobs or no longer participates in this incentive Plan. Risk performance has a potential impact to a Participant’s Incentive Award and potential impact to incentive-related performance-based vesting conditions for certain outstanding long-term cash Award(s) (see Section IX, C). The process described below will be one factor for purposes of determining whether any adjustments to a Participant’s Incentive Award for the Plan Year are appropriate.

b.Prior to the determination of any Award for a Participant for the applicable Performance Period, the evaluation of performance against the applicable risk performance criteria will include a review of all applicable risks associated with the job(s) including but not limited to credit-related losses and/or financial crimes, operational risk, or regulatory compliance infractions occurring within the scope of the Participant’s role and job duties during the applicable Performance Period. Risk rating recommendations are reviewed by applicable line of business risk leaders and Enterprise risk program leaders, subject to the final approval by senior most risk leader aligned to the line of business.

c.Participants in specified jobs in Commercial Banking only: The extent/degree of the actual credit-related losses and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a performance-based vesting review applicable to unpaid incentive-related long-term cash Awards include, but are not limited to the following circumstances:

i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Chief Risk Officer for the Participant’s business unit.

a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Chief Risk Officer for the Performance Period.

b)Review of Participants who are not managers will be based on their loan portfolio/client relationships.

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c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

i.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance risk or related losses.

ii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

d.Participants in specified jobs in Investment Portfolio only: The extent/degree of the actual credit-related losses, Market Incidents and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a Performance-Based Vesting review applicable to unpaid incentive-related long-term cash Awards include, but are not limited to the following circumstances:

i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Chief Risk Officer for the Participant’s business unit.

a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Chief Risk Officer for the Performance Period.

b)Review of Participants who are not managers will be based on their investments/loan portfolio/client relationships.

c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

ii.Substantial or repeated deviation from the approved risk mandates.

iii.Any trading loss and/or Market Incident deemed material and/or resulted in less than expected performance outcomes (see table below in Section IX, C). The loss limits and Market Incident triggers are established for applicable roles by Corporate Market Risk.

iv.Deliberate or repeated improper marking of positions.

v.Restatement of prior results.

vi.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance or related losses.

vii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

e.Participants in specified jobs in Renewable Energy & Environmental Finance (REEF) only: The extent/degree of the actual credit-related losses, and/or financial crimes, operational risk, or regulatory compliance infractions that could impact the final incentive Award and also trigger a Performance-Based Vesting review applicable to unpaid incentive-related long-term cash Awards include, but are not limited to the following circumstances:

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i.Credit Risk: Any credit-related loss in a Performance Period that is greater than an amount designated by the business-aligned Chief Risk Officer for the Participant’s business unit.

a)Losses may be evaluated on the basis of a particular obligor, single transaction or other similar criteria as determined by the business-aligned Chief Risk Officer for the Performance Period.

b)Review of Participants who are not managers will be based on their investments/loan portfolio/client relationships.

c)Review of Participants who are managers will be based on both their personal portfolio and their team’s portfolio.

ii.Material infractions in the areas of financial crimes, operational risk, or regulatory compliance or related losses.

iii.Substantial, intentional or repeated violation of financial crimes, operational risk, or regulatory compliance policies and/or requirements for the Participant’s position.

f.Performance evaluation and compensation impacts will be determined in accordance with applicable policies, procedures, and year-end guidance for each Participant involved in a credit-related loss or financial crimes, operational risk, or regulatory compliance risk infraction. Market Incidents will also be considered in the determination for Participants in specified jobs in Investment Portfolio.
C.Performance-Based Vesting Impact (Unpaid Long-Term Cash Awards)
In addition to the potential impact to the Incentive Award as described above in Section IX, B, the less than satisfactory outcomes such as “Improvement needed” or “Unacceptable”, of the review of credit-related losses and/or financial crimes, operational risk, or regulatory compliance risk, Market Incidents (Investment Portfolio participants only) or any other key risk infractions may also impact the performance-based vesting condition in deferred long-term Awards. For details on the application of Performance-Based Vesting, refer to your Award Agreement.

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X.Appendix B – Identified Staff

CRD Identified Staff, IFD/IFR/IFPR Identified Staff and AIFMD/UCITS Identified Staff Participants

This Appendix B (which is also a Country Appendix for the purposes of the Plan) applies to all Participants regardless of the country in which they are employed by an Employer.

If a Participant is CRD Identified Staff, IFD/IFR/IFPR Identified Staff or AIFMD/UCITS Identified Staff, the Participant’s eligibility for an incentive will be governed by, and subject to, the terms and conditions of the Plan, and any other conditions and restrictions imposed under any applicable law, rules and regulations. The form of any Award under the Plan and payout terms and conditions will be governed by the Identified Staff Incentive Payout Structure, a document that supplements the Plan and only applies to Awards granted to CRD Identified Staff, IFD/IFR/IFPR Identified Staff and AIFMD/UCITS Identified Staff Participants.

A. Definitions

For purposes of this Appendix B, the following definitions shall apply:
1.CRD means Directive 2013/36/EU of the European Parliament and the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms as amended by Directive (EU) 2019/878 of the European Parliament and the Council of 20 May 2019, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

2.IFR means Regulation 2019/2033 of the European Parliament and Council of 27 November 2019 on the prudential requirements of investment firms and IFD means Directive 2019/2034 of the European Parliament and Council of 27 November 2019 on the prudential supervision of investment firms and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time, including the Investment Firms Prudential Rules of the Financial Conduct Authority in the UK (IFPR).

3.AIFMD means Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and amending Directives 2003/41/EC and 2009/65/EC and Regulations (EC) No 1060/2009 and (EU) No 1095/2010, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

4.UCITS means Directive 2009/65/EC on the coordination of laws, regulations and administrative provisions relating to undertakings for collective investment in transferable securities and amending Directive 2014/91/EU, and all associated directives, regulations and implementing legislation, rules or guidance, in each case as amended or replaced from time to time.

5.CRD Identified Staff means all Code Staff and any other Participants who have been classified as Identified Staff for the purposes of CRD.

6.IFD/IFR/IFPR Identified Staff means all Participants who have been classified as Identified Staff for the purposes of IFD/IFR/IFPR.

7.AIFMD/UCITS Identified Staff means all Participants who have been classified as Identified Staff for the purposes of AIFMD and/or UCITS.

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8.Code Staff means a Participant who has been classified as Code Staff for the purposes of the Financial Conduct Authority dual-regulated firms’ remuneration code, the Financial Conduct Authority IFPRU remuneration code and/or the Prudential Regulation Authority remuneration rules as applicable, each as amended from time to time or any other code or rules issued by a UK regulator.

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XI.Appendix C – Country Appendix
A.Australia
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Australia.

For all Participants covered by this Country Appendix:

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

B.Canada
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Canada.

Section VII, B, c, i

The following shall be added to Sub-item i:

Subject to applicable employment or labour standards legislation, a Participant whose employment is terminated without cause in circumstances in which the termination does not qualify as a Good Leaver Event will not be entitled to an Award or payment in lieu thereof for the number of completed months the Participant worked during the Plan Year.

Other than as expressly required by applicable employment or labour standards legislation, there shall be no Award or payment in lieu thereof paid to a Participant in respect of or attributable to any period of common law or civil law reasonable notice, or any period of contractual termination notice or payment in lieu thereof, to which a Participant might be entitled.

Section VIII, L,

The paragraph shall be deleted and replaced with the following:

To the extent that this Plan or any other document related to this Plan is made available in French and English versions for the Province of Quebec, should there be any difference in interpretation, the French version will prevail.

For Participants in the Province of Quebec, Canada/ Pour les participants de la Province de Québec, Canada:

The Participant acknowledges that s/he has an option of requesting this document in French but has freely chosen to receive it in its English version. Le(la) participant(e) reconnait qu’il(elle) a eu le choix de
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demander ce document, et tout document y afférent, en français, mais qu’il(elle) a librement choisi de les recevoir en leur version anglaise.
C.People’s Republic of China (excluding Hong Kong)
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are located in the People’s Republic of China.

Section VII, B, c, i

The definition of “Cause” under clause 3.1(a) is replaced in its entirety as follows:

Cause means the termination of the Participant’s employment in circumstances involving one or more of the following:
a)the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after written notification by the Company or an affiliated company, and the failure of the Employee within thirty (30) calendar days of such notification to correct such breach, failure or refusal (other than failure by reason of incapacity due to physical or mental illness); or
b)the commission of any fraud, misappropriation, embezzlement or other dishonest act that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Participant ineligible for continued employment; or
c)any act of gross insubordination or wilful misconduct; or
d)reporting to work under the influence of alcohol, narcotics or unlawful controlled substances, any violation of the Company’s employment policies or procedures including but not limited to the Code of Ethics and Business Conduct, Information Security Policy or Compliance Program Policy and Risk Management Accountability Policy; or
e)conviction of a criminal offense, including but not limited to an offense involving a dishonest or fraudulent act, or conduct in violation of law or conduct that would constitute a basis for criminal conviction involving moral turpitude that makes the Participant ineligible for coverage under the Company’s fidelity bond or otherwise makes the Employee ineligible for continued employment; or
f)violation of any securities or commodities laws, any rules or regulations pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company is a member, or violation of any similar law, regulation, ordinance or licensing requirement applicable to employees of financial institutions; or conduct that may reasonably be expected to have an adverse effect on the on the financial interest or business reputation of the Company or an affiliated company; or
g)serious violation of Company rules or corporate policies; or
h)any other statutory reasons for a summary dismissal under applicable laws and regulations.

The foregoing does not represent a complete list of all acts or omissions that may constitute grounds for a termination for Cause. The Plan Administrator will have the sole discretion to determine whether a particular individual’s employment has been terminated for Cause, and its determination will be final and binding upon the Company and that individual.
25    Wells Fargo Bonus Plan

Section VII, B, c, i

Paragraph 1 is replaced in its entirety as follows:

1.Retirement, solely for purposes of eligibility for consideration of a pro-rata Award under this Plan, means the Participant’s termination of employment for a reason other than Cause.

Paragraph 2 is replaced in its entirety as follows:

2.Injury, ill-health or disability causing the Participant to be unable to return to work after the Participant’s medical treatment period has already expired.
D.France
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in France.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

The following paragraph shall be added to this section of the Plan:

5.where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
h)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
i)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
j)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;

26    Wells Fargo Bonus Plan

k)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
l)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
m)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
n)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.

Section VIII, L

The following shall be added:

"Participants who are located in France acknowledge the following in writing:

“You further acknowledge that it is your express wish that the Plan, as well as all documents, notices or summaries relating to the Plan be drawn up in English."

"Vous reconnaissez également que le Régime, ainsi que tous les documents, avis ou résumés s'y rapportant ont été rédigés en langue anglaise à votre demande expresse."
E.Germany
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Germany.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

The following paragraph shall be added to this section of the Plan:

5.where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

27    Wells Fargo Bonus Plan

g)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
h)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
i)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
j)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;
k)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
l)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
m)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
n)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
F.India
Notwithstanding other language in the Plan to the contrary, the following statement shall apply in interpreting the provisions of the Plan for any Participant employed by an Employer in India:

Any reference to ‘bonus’ or ‘incentive’ or ‘Award’ in the Plan shall be read and construed as meaning an incentive payment that a Participant may be eligible to receive subject to the terms of the Plan. For the avoidance of doubt, a reference to ‘bonus’ or ‘incentive’ or ‘Award’ in the Plan is not indicative of any entitlement or potential entitlement to a profit-based bonus under the Payment of Bonus Act 1965, as amended, or any other applicable laws or regulations.

G.India – Wells Fargo International Solutions Private Limited
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by Wells Fargo International Solutions Private Limited.

28    Wells Fargo Bonus Plan

Section V, C

This part is amended as follows:

The Wells Fargo India Board, Wells Fargo India Managing Director, and the head of Finance Shared Services Group must approve the aggregate value of Awards for Wells Fargo India. Notwithstanding the foregoing, Awards to Executive Officers are subject to the approval of the HRC.
H.Ireland
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Ireland.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

The following paragraph shall be added to this section of the Plan:

5.where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
h)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
i)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
j)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;
k)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;

29    Wells Fargo Bonus Plan

l)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
m)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
n)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
I.    Japan
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Japan.

Section VII, B, c

The applicable definition of “Cause” referred to in this section shall be supplemented as follows:

g)the Participant neglects or fails (otherwise than by reason of accident or ill health), or refuses to carry out the lawful instructions of the Company, within the scope of the duties required of the Participant; or
h)the Participant commits any act of discrimination or harassment; or
i)the Participant is absent from work without justifiable excuse for a continuous period of fifteen calendar days or more; or
j)the Participant is found to have falsified, omitted or provided inaccurate information to the Company or its vendors during the background check process; or
k)the Participant is declared bankrupt, becomes insolvent or enters into an arrangement with creditors; or
l)there are any other grounds considered reasonable under the Labor Standards Act.

Capitalized terms (other than “Participant”) are defined in the Participant’s employment agreement.
J.Korea
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Korea.

Section VII, B, c

The applicable definition of “Cause” referred to in this section shall be supplemented as follows:

g)there is a decision on dismissal by the Disciplinary Action Committee for intentional or serious mistakes made on a critical job;

30    Wells Fargo Bonus Plan

h)the Participant obtains employment by misrepresenting any important fact in the documents submitted or information given to the Company such as name, age, education and employment history, etc. or while Participant misrepresents their position within the Company;
i)the Participant misuses their title or job to pursue their own interest;
j)the Participant is absent without permission and/or proper communication with the Company for a continuous period of three (3) days or for a total of six (6) days in any one calendar year period;
k)the Participant misuses the funds, machinery, instruments, facilities or any other property of the Company in order to pursue his or her own interest;
l)the Participant engages in other business without approval from the Company ;
m)the Participant possesses, transfers, purchases, sells or uses any controlled substances without obtaining a valid written medical or pharmaceutical prescription;
n)the Participant possesses or uses firearms or other potentially lethal weapons;
o)the Participant engages in any illegal labor dispute activity or other illegal collective action;
p)the Participant alters or falsifies Company documents;
q)the Participant, intentionally or by gross negligence, causes substantial damage to the Company;
r)the Participant deliberately obstructs Wells Fargo’s normal business;
s)the Participant holds a meeting, posts or distributes written materials, or conducts any other similar activities within Wells Fargo premises in breach of the Company’s applicable policies and/or without the Company’s advance permission;
t)the Participant carries out political activities in the work place or other facilities of Wells Fargo;
u)for any other ground permitted under the Labor Standards Act.

Capitalized terms (other than “Participant”) are defined in the Participant’s employment agreement.
K.Luxembourg
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Luxembourg.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

L.Netherlands
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the Netherlands.

Section VII, B, c, i

The definition of retirement is amended as follows:

Solely for purposes of eligibility for consideration of a pro-rata Award under this Plan, Retirement means the Participant’s termination of employment for a reason other than Cause on or after reaching the state pension age (AOW ̵ gerechtigde leeftijd).

31    Wells Fargo Bonus Plan

The following paragraph shall be added to this section of the Plan:

5.where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term.
M.New Zealand
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the Netherlands.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

N.The Philippines

Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in The Philippines.

Section VII, B, c, i

A “Good Leaver Event” means that the Participant has ceased to be an employee of Wells Fargo or an affiliate by reason of:

1.Retirement (which means the Participant’s termination of employment for a reason other than Just Cause subject to any of the following conditions: (i) age 50 with 10 completed years of service, or (ii) age 60 with 5 completed years of service, or (iii) age 65 with one full year of service. For purposes of this definition, a Participant is credited with one year of service after completion of 6 months of continuous employment with the Company or an affiliated company as determined by the Company); or

2.“Authorized Causes” as defined under the Labor Code of the Philippines, such as,
i.Installation of labor saving devices;
ii.Closure of establishment;
iii.Reduction of personnel due to:
a.Redundancy; or
b.Retrenchment to prevent losses; and
iv.Termination due to disease.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

Cause refers to “Just Cause” and shall include, but shall not be limited to, the termination of the Participant’s employment due to:
32    Wells Fargo Bonus Plan

g)the Participant commits any act of discrimination or harassment; or
h)the Participant engages in any civil wrong or conduct of a criminal nature (including but not limited to assault, theft and fraud) or any other conduct which in the reasonable opinion of the Company may seriously impact on the Participant's ability to perform the duties of the Position or is likely to significantly damage the reputation or business of the Company; or
i)any other ground considered just cause under the Labor Code or other applicable law.

Capitalized terms (other than “Participant”) are defined in the Participant’s employment agreement.

O.The Philippines – Wells Fargo International Solutions LLC - Philippines
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by Wells Fargo International Solutions, LLC-Philippines.

Section V, C is amended as follows:

The Wells Fargo Philippines Board, Managing Director, and the Head of Finance Shared Services Group must approve the aggregate value of Awards for Wells Fargo Philippines. Notwithstanding the foregoing, Awards to Executive Officers are subject to the approval of the HRC.

Section VII, B, c, i

(a)A “Good Leaver Event” means that the Participant has ceased to be an employee of Wells Fargo or an affiliate by reason of:

3.Retirement (which means the Participant’s termination of employment for a reason other than Just Cause subject to any of the following conditions: (i) age 50 with 10 completed years of service, or (ii) age 60 with 5 completed years of service, or (iii) age 65 with one full year of service. For purposes of this definition, a Participant is credited with one year of service after completion of 6 months of continuous employment with the Company or an affiliated company as determined by the Company); or

4.“Authorized Causes” as defined under the Labor Code of the Philippines, such as,
v.Installation of labor saving devices;
vi.Closure of establishment;
vii.Reduction of personnel due to:
c.Redundancy; or
d.Retrenchment to prevent losses; and
iii.Termination due to disease.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

Cause refers to “Just Cause” and shall include, but shall not be limited to, the termination of the Participant’s employment due to:

j)the Participant commits any act of discrimination or harassment; or

33    Wells Fargo Bonus Plan

k)the Participant engages in any civil wrong or conduct of a criminal nature (including but not limited to assault, theft and fraud) or any other conduct which in the reasonable opinion of the Company may seriously impact on the Participant's ability to perform the duties of the Position or is likely to significantly damage the reputation or business of the Company; or
l)any other ground considered just cause under the Labor Code or other applicable law.
P.Sweden
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Sweden.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;
Q.Taiwan
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Taiwan.

Section VII, B, c

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)misrepresents any fact at the time of signing a labor contract in a manner which might mislead the Company and thus caused the Company to sustain damage therefrom;
h)commits a violent act against or grossly insults the Company or agent of the Company, or a fellow worker;
i)has been sentenced to temporary imprisonment in a final and conclusive judgment, and is not granted a suspended sentence or permitted to commute the sentence to payment of a fine.
j)is, without good cause, absent from work for three consecutive days, or for a total six days in any month;
k)commits an act or omission for which, in the Company’s opinion, the Participant’s employment can be terminated without notice or payment in lieu in accordance with the Labor Standards Act of Taiwan.

Section VII, B, c, i

Paragraph 4 is replaced in its entirety with the following:

4.Layoff (i.e., where the Participant's employment was terminated due to one of the following situations:
a.The Company's businesses are suspended, or have been transferred;
b.The Company's businesses suffer an operating losses, or business contractions;
c.Where force majeure necessitates the suspension of business for more than one month; and / or
d.Where the change of the nature of business necessitates the reduction of workforce and the Participant cannot be reassigned to other suitable positions.)

34    Wells Fargo Bonus Plan

R.Vietnam
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in Vietnam:

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.Retirement, which means, solely for the purposes of eligibility for consideration of a pro-rata Award under this Plan, the Participant’s termination of employment for a reason other than Cause,.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)the continued failure or refusal of the Participant to perform satisfactorily any duties reasonably required of the Participant, after at least two written notifications by the Company or an affiliated company; or
h)any violation of the Company’s employment policies or procedures including but not limited to the Code of Ethics and Business Conduct, Information Security Policy or Compliance and Risk Management Accountability Policy, Internal Labor Regulations that are subject to dismissal under the Vietnamese labor law and/or the Company's Internal Labor Regulations; or
S.United Arab Emirates (Dubai)
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the United Arab Emirates.

Section VII, B, c

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
h)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
i)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
j)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;
35    Wells Fargo Bonus Plan

k)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
l)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
m)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
n)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.
T.United Kingdom
Notwithstanding other language in the Plan to the contrary, the following additional terms and provisions shall apply to those Participants who are employed by an Employer in the United Kingdom.

Section VII, B, c, i

Paragraph 1. is replaced as follows:

1.retirement from employment and/or refraining from undertaking work or employment, (whether as an employee or otherwise) within the financial services industry for a minimum of one year;

The following paragraph shall be added to this section of the Plan:

5.where the Participant was employed under a fixed-term contract, the expiry of the fixed-term, save if, in the view of Wells Fargo or the affiliated company, s/he has been offered reasonable alternative employment or if their employment is terminated without Cause in circumstances other than the expiry of the fixed-term.

The applicable definition of “Cause” referred to in this section is supplemented as follows:

g)is guilty of gross misconduct, gross negligence, a material failure of risk management by the Participant or the business unit in which the Participant manages or performs services, or is in material breach of one of the terms of the Participant’s employment, including, but not limited to, engaging in prohibited conduct which is listed as grounds for summary dismissal;
h)is guilty of any material breach of the Company’s Personal Account Dealing Policy, its Code of Ethics and Business Conduct, its Risk Management Accountability Policy, its Anti-Corruption Policy or its Information Security Policy from time to time in force;
i)infringes any rules or regulations imposed by any regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties;
j)fails, due to fault and/or neglect on the Participant’s part, to possess any qualification or meet any condition or requirement laid down by any applicable regulatory or other external authority or professional body applicable to the Participant’s employment or which regulate the performance of the Participant’s duties by legislation including, but not limited to, a financial regulator or fidelity bond
36    Wells Fargo Bonus Plan

requirements or fails due to fault and/or neglect on the Participant’s part to pass such regulatory exams as prescribed by the Company from time to time;
k)acts in a way which in the reasonable view of the Company’s management, may bring the Company into disrepute, whether or not such act is directly related to the affairs of the Company;
l)becomes bankrupt or makes any composition or enters into any deed of arrangement with the Participant’s creditors;
m)engages in any way whatsoever in "Regulated Activities" (being services of a financial or investment nature including but not limited to performing controlled functions) when the Participant is not registered as an approved person by the relevant regulator to do so, or the Participant fails to complete, if necessary, the fit and proper questionnaire for the relevant regulator; or the Participant otherwise adversely affects the Company’s continued authorization to engage in Regulated Activities and/or the Participant’s, if applicable, continued registration as an approved person; or
n)is guilty of any act or omission which would, whether under the Participant’s contract of employment or applicable local law, entitle the Participant’s employing entity to terminate the employment of the Participant summarily.

37    Wells Fargo Bonus Plan